UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2023

WESTERN ASSET

SHORT-TERM BOND FUND

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, enrolling at franklintempleton.com.

You may access franklintempleton.com by scanning the code below.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income, preservation of capital and liquidity.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short-Term Bond Fund for the twelve-month reporting period ended December 31, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2024

II	Western Asset Short-Term Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks current income, preservation of capital and liquidity. Under normal market conditions, the Fund invests at least 80% of its assets in “investment grade” fixed income securities. Securities in which the Fund invests include corporate debt securities, bank obligations, mortgage- and asset-backed securities and securities issued by the U.S. government and its agencies and instrumentalities. Investment grade securities are those rated by a rating agency at the time of purchase in one of the top four ratings categories (that is, securities rated in the Baa/BBB categories or above) or, if unrated, securities that we judged to be of comparable quality. The Fund may invest up to 25% of its assets in U.S. dollar denominated securities of non-U.S. issuers.

The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share. The Fund may invest in securities of any maturity and normally maintains an average effective maturity of not more than three years.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives, including options, swaps, interest rate swaps, credit default swaps (including buying and selling credit default swaps and options on credit default swaps), futures contracts, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique.

The Fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policy.

The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The U.S. fixed income market experienced periods of elevated volatility, but ultimately generated solid results in 2023. The market moved higher over the first quarter of the reporting period amid shifting expectations for Federal Reserve Board (the “Fed”) rate hikes. Turmoil in the regional banking industry also triggered a flight to quality assets. Those market gains were then erased during the second and third quarters of 2023, as persistent inflation led to expectations of a “higher for longer” interest rate environment. The market ended the year on a positive note, as the Fed indicated it would likely pivot from raising

Western Asset Short-Term Bond Fund 2023 Annual Report	1

Fund overview (cont’d)

rates to cutting rates in 2024. Moderating inflation and hopes that the central bank could orchestrate a “soft landing” for the economy also supported the market.

Short-term U.S. Treasury yields declined as inflation fell and the Fed indicated the likely end of its rate hike cycle. The yield for the two-year Treasury note began the reporting period at 4.41% and ended the period at 4.23%. The low of 3.75% was on May 4, 2023, and the peak of 5.19% occurred on October 17 and 18, 2023. The yield for the ten-year Treasury note began and ended the reporting period at 3.88%. The low of 3.30% was on April 5 and 6, 2023, and the peak of 4.98% occurred on October 19, 2023.

All told, the Bloomberg U.S. Aggregate Indexi returned 5.53 % for the twelve months ended December 31, 2023.

Q. How did we respond to these changing market conditions?

A. A number of changes were made to the Fund during the reporting period. We increased the Fund’s duration overweight over the year. Additionally, we increased the Fund’s allocations to emerging markets and agency mortgage-backed securities (“MBS”). Conversely, in terms of reductions, we trimmed the Fund’s exposure to the banking industry.

The Fund used U.S. Treasury and Eurodollar futures, options and interest rate swaps to manage its duration and yield curve exposure. The use of these instruments, in aggregate, detracted from performance. Index credit default swaps, which were used to manage the Fund’s credit exposures, modestly added to results.

Performance review

For the twelve months ended December 31, 2023, Class A shares of Western Asset Short-Term Bond Fund, excluding sales charges, returned 4.98%. The Fund’s unmanaged benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Indexii, returned 4.61%, respectively, for the same period.

Performance Snapshot as of December 31, 2023 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Short-Term Bond Fund:
Class A	3.55%	4.98%
Class C	3.13%	4.44%
Class C1[1]	3.38%	4.64%
Class R	3.34%	4.85%
Class I	3.70%	5.27%
Class IS	3.71%	5.29%
Bloomberg U.S. Government/Credit 1-3 Year Index	3.44%	4.61%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

2	Western Asset Short-Term Bond Fund 2023 Annual Report

Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or reimbursements without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2023 for Class A, Class C, Class C1, Class R, Class I and Class IS shares were 4.33%, 3.63%, 4.21%, 4.03%, 4.71% and 4.73%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class R, Class I and Class IS shares would have been 4.28%, 3.91%, 4.64% and 4.72%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 01, 2023, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class R, Class I and Class IS shares were 0.73%, 1.49%, 1.02%, 1.31%, 0.54% and 0.42%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.70% for Class A shares, 1.55% for Class C shares, 1.05% for Class C1 shares, 1.10% for Class R shares, 0.42% for Class I shares and 0.40% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense

Western Asset Short-Term Bond Fund 2023 Annual Report	3

Fund overview (cont’d)

cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its yield-curve positioning. In particular, we generally focused on overweight to the five-year portion of the yield curve, which was beneficial as its yields declined more than their short-term counterparts. Elsewhere, allocations to investment grade and high yield securities, as well as agency MBS, were additive for performance.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its overweight duration positioning.

Thank you for your investment in the Western Asset Short-Term Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 12, 2024

RISKS: Investments in bonds are subject to interest rate, credit, inflation and reinvestment risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Asset-backed, mortgage-backed and mortgage related securities are subject to prepayment and extension risks. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2023 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 38 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice

4	Western Asset Short-Term Bond Fund 2023 Annual Report

regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2023 were: corporate bonds & notes (51.1%), U.S. government & agency obligations (14.3%), collateralized mortgage obligations (11.5%), asset-backed securities (10.5%) and mortgage-backed securities (7.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

The Bloomberg U.S. Government/Credit 1-3 Year Index includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities with maturities of one to three years.

Western Asset Short-Term Bond Fund 2023 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2023 and December 31, 2022 and does not include derivatives, such as written options, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

6	Western Asset Short-Term Bond Fund 2023 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2023 and held for the six months ended December 31, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.55%	$1,000.00	$1,035.50	0.70%	$3.59	Class A	5.00%	$1,000.00	$1,021.68	0.70%	$3.57
Class C	3.13	1,000.00	1,031.30	1.49	7.63	Class C	5.00	1,000.00	1,017.69	1.49	7.58
Class C1	3.38	1,000.00	1,033.80	1.03	5.28	Class C1	5.00	1,000.00	1,020.01	1.03	5.24
Class R	3.34	1,000.00	1,033.40	1.10	5.64	Class R	5.00	1,000.00	1,019.66	1.10	5.60
Class I	3.70	1,000.00	1,037.00	0.42	2.16	Class I	5.00	1,000.00	1,023.09	0.42	2.14
Class IS	3.71	1,000.00	1,037.10	0.40	2.05	Class IS	5.00	1,000.00	1,023.19	0.40	2.04

Western Asset Short-Term Bond Fund 2023 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Short-Term Bond Fund 2023 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1	Class R	Class I	Class IS
Twelve Months Ended 12/31/23	4.98%	4.44%	4.64%	4.85%	5.27%	5.29%
Five Years Ended 12/31/23	1.45	0.67	1.22	1.07	1.71	1.77
Ten Years Ended 12/31/23	1.36	0.59	1.11	N/A	1.62	1.69
Inception* through 12/31/23	—	—	—	0.98	—	—

With sales charges[2]	Class A	Class C	Class C1	Class R	Class I	Class IS
Twelve Months Ended 12/31/23	2.70%	3.44%	4.64%	4.85%	5.27%	5.29%
Five Years Ended 12/31/23	0.98	0.67	1.22	1.07	1.71	1.77
Ten Years Ended 12/31/23	1.13	0.59	1.11	N/A	1.62	1.69
Inception* through 12/31/23	—	—	—	0.98	—	—

Cumulative total returns
Without sales charges[1]
Class A (12/31/13 through 12/31/23)	14.47%
Class C (12/31/13 through 12/31/23)	6.04
Class C1 (12/31/13 through 12/31/23)	11.69
Class R (Inception date of 1/31/14 through 12/31/23)	10.12
Class I (12/31/13 through 12/31/23)	17.48
Class IS (12/31/13 through 12/31/23)	18.22

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, R, I and IS shares are November 11, 1991, August 1, 2012, August 5, 2002, January 31, 2014, February 7, 1996 and October 5, 2012, respectively.

Western Asset Short-Term Bond Fund 2023 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Short-Term Bond Fund vs. Bloomberg U.S. Government/Credit 1-3 Year Index† — December 2013 - December 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Short-Term Bond Fund on December 31, 2013, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2023. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Government Credit 1-3 Year Index (the “Index”). The Bloomberg U.S. Government/Credit 1-3 Year Index includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities with maturities of one to three years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Short-Term Bond Fund 2023 Annual Report

Schedule of investments

December 31, 2023

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 51.1%
Communication Services — 5.5%
Diversified Telecommunication Services — 2.1%
AT&T Inc., Senior Notes	0.900%	3/25/24	$2,470,000	$2,443,104
AT&T Inc., Senior Notes	1.700%	3/25/26	1,200,000	1,122,954
NTT Finance Corp., Senior Notes	0.583%	3/1/24	2,240,000	2,222,092	(a)
Verizon Communications Inc., Senior Notes	0.750%	3/22/24	560,000	554,051
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	2,070,000	2,032,443
Verizon Communications Inc., Senior Notes	1.450%	3/20/26	710,000	661,541
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	3,430,000	3,381,030
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	62,000	61,372
Total Diversified Telecommunication Services				12,478,587
Entertainment — 0.5%
Warnermedia Holdings Inc., Senior Notes	3.638%	3/15/25	2,120,000	2,075,100
Warnermedia Holdings Inc., Senior Notes	6.412%	3/15/26	350,000	350,258
Warnermedia Holdings Inc., Senior Notes	3.755%	3/15/27	470,000	450,514
Total Entertainment				2,875,872
Interactive Media & Services — 0.0%††
Alphabet Inc., Senior Notes	0.450%	8/15/25	40,000	37,560
Media — 1.6%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.500%	2/1/24	520,000	519,180
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	4,730,000	4,687,718
Comcast Corp., Senior Notes	3.950%	10/15/25	2,590,000	2,555,837
Comcast Corp., Senior Notes	3.150%	3/1/26	70,000	67,972
DISH DBS Corp., Senior Notes	5.875%	11/15/24	250,000	234,637
DISH DBS Corp., Senior Secured Notes	5.250%	12/1/26	100,000	85,863	(a)
Fox Corp., Senior Notes	4.030%	1/25/24	1,540,000	1,538,156
Total Media				9,689,363
Wireless Telecommunication Services — 1.3%
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	1,200,000	1,060,074	(a)
Sprint LLC, Senior Notes	7.125%	6/15/24	1,490,000	1,497,468
T-Mobile USA Inc., Senior Notes	3.500%	4/15/25	350,000	342,808
T-Mobile USA Inc., Senior Notes	2.250%	2/15/26	4,320,000	4,096,485

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2023 Annual Report	11

Schedule of investments (cont’d)

December 31, 2023

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Wireless Telecommunication Services — continued
T-Mobile USA Inc., Senior Notes	4.750%	2/1/28	$900,000	$897,332
T-Mobile USA Inc., Senior Notes	3.375%	4/15/29	70,000	65,117
Total Wireless Telecommunication Services				7,959,284
Total Communication Services				33,040,666
Consumer Discretionary — 4.5%
Automobiles — 2.1%
American Honda Finance Corp., Senior Notes	2.400%	6/27/24	2,420,000	2,385,185
BMW US Capital LLC, Senior Notes	0.800%	4/1/24	1,050,000	1,037,961	(a)
Daimler Finance North America LLC, Senior Notes	0.750%	3/1/24	1,170,000	1,160,658	(a)
Ford Motor Credit Co. LLC, Senior Notes	3.375%	11/13/25	970,000	928,662
Ford Motor Credit Co. LLC, Senior Notes	4.950%	5/28/27	1,150,000	1,122,807
Ford Motor Credit Co. LLC, Senior Notes	5.113%	5/3/29	200,000	194,670
General Motors Financial Co. Inc., Senior Notes	3.950%	4/13/24	450,000	447,404
General Motors Financial Co. Inc., Senior Notes	2.750%	6/20/25	2,520,000	2,424,190
Toyota Motor Corp., Senior Notes	0.681%	3/25/24	2,870,000	2,839,124
Total Automobiles				12,540,661
Broadline Retail — 0.7%
Amazon.com Inc., Senior Notes	0.450%	5/12/24	1,350,000	1,326,496
Amazon.com Inc., Senior Notes	3.000%	4/13/25	770,000	754,083
Amazon.com Inc., Senior Notes	0.800%	6/3/25	650,000	616,370
Amazon.com Inc., Senior Notes	3.300%	4/13/27	230,000	223,407
Prosus NV, Senior Notes	3.257%	1/19/27	1,570,000	1,451,254	(a)
Total Broadline Retail				4,371,610
Hotels, Restaurants & Leisure — 0.9%
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	210,000	206,055
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	1,730,000	1,663,568
Marriott International Inc., Senior Notes	3.600%	4/15/24	1,230,000	1,224,026
McDonald’s Corp., Senior Notes	3.300%	7/1/25	170,000	166,096
McDonald’s Corp., Senior Notes	1.450%	9/1/25	1,240,000	1,174,095
McDonald’s Corp., Senior Notes	3.700%	1/30/26	370,000	363,921
McDonald’s Corp., Senior Notes	3.500%	3/1/27	230,000	224,019
Sands China Ltd., Senior Notes	2.550%	3/8/27	420,000	382,111
Sands China Ltd., Senior Notes	3.100%	3/8/29	200,000	174,548
Total Hotels, Restaurants & Leisure				5,578,439
Household Durables — 0.2%
DR Horton Inc., Senior Notes	2.500%	10/15/24	880,000	859,207
Specialty Retail — 0.5%
AutoZone Inc., Senior Notes	5.050%	7/15/26	450,000	452,955

See Notes to Financial Statements.

12	Western Asset Short-Term Bond Fund 2023 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Specialty Retail — continued
Home Depot Inc., Senior Notes	2.700%	4/15/25	$350,000	$341,640
Home Depot Inc., Senior Notes	2.500%	4/15/27	770,000	725,734
Home Depot Inc., Senior Notes	2.875%	4/15/27	290,000	277,452
Lowe’s Cos. Inc., Senior Notes	4.000%	4/15/25	1,460,000	1,440,677
Total Specialty Retail				3,238,458
Textiles, Apparel & Luxury Goods — 0.1%
NIKE Inc., Senior Notes	2.400%	3/27/25	320,000	311,420
Total Consumer Discretionary				26,899,795
Consumer Staples — 1.4%
Beverages — 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	1,096,000	1,076,386
Consumer Staples Distribution & Retail — 0.2%
Target Corp., Senior Notes	2.250%	4/15/25	800,000	776,354
Walmart Inc., Senior Notes	1.050%	9/17/26	660,000	606,643
Total Consumer Staples Distribution & Retail				1,382,997
Food Products — 0.1%
Mondelez International Inc., Senior Notes	1.500%	5/4/25	230,000	219,441
Household Products — 0.0%††
Procter & Gamble Co., Senior Notes	2.800%	3/25/27	30,000	28,741
Personal Care Products — 0.4%
Haleon UK Capital PLC, Senior Notes	3.125%	3/24/25	1,040,000	1,016,174
Kenvue Inc., Senior Notes	5.350%	3/22/26	640,000	650,871
Kenvue Inc., Senior Notes	5.050%	3/22/28	890,000	912,333
Total Personal Care Products				2,579,378
Tobacco — 0.5%
Altria Group Inc., Senior Notes	2.350%	5/6/25	2,370,000	2,287,860
Altria Group Inc., Senior Notes	4.400%	2/14/26	800,000	792,996
Altria Group Inc., Senior Notes	6.200%	11/1/28	10,000	10,497
Philip Morris International Inc., Senior Notes	2.875%	5/1/24	20,000	19,819
Total Tobacco				3,111,172
Total Consumer Staples				8,398,115
Energy — 8.0%
Oil, Gas & Consumable Fuels — 8.0%
Chevron Corp., Senior Notes	1.554%	5/11/25	2,290,000	2,197,718
Columbia Pipelines Holding Co. LLC, Senior Notes	6.055%	8/15/26	750,000	768,072	(a)
Columbia Pipelines Holding Co. LLC, Senior Notes	6.042%	8/15/28	1,410,000	1,456,344	(a)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2023 Annual Report	13

Schedule of investments (cont’d)

December 31, 2023

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Continental Resources Inc., Senior Notes	3.800%	6/1/24	$860,000	$853,515
Continental Resources Inc., Senior Notes	2.268%	11/15/26	1,380,000	1,270,316	(a)
Devon Energy Corp., Senior Notes	5.250%	9/15/24	1,380,000	1,377,714
Devon Energy Corp., Senior Notes	5.850%	12/15/25	3,200,000	3,236,912
Diamondback Energy Inc., Senior Notes	3.250%	12/1/26	2,040,000	1,976,665
Energy Transfer LP, Senior Notes	4.500%	4/15/24	980,000	976,514
Energy Transfer LP, Senior Notes	4.050%	3/15/25	610,000	600,620
Energy Transfer LP, Senior Notes	2.900%	5/15/25	690,000	669,086
Energy Transfer LP, Senior Notes	5.550%	2/15/28	210,000	214,352
Enterprise Products Operating LLC, Senior Notes	3.750%	2/15/25	720,000	710,985
Enterprise Products Operating LLC, Senior Notes	3.700%	2/15/26	4,970,000	4,896,474
EQT Corp., Senior Notes	3.125%	5/15/26	1,300,000	1,234,609	(a)
EQT Corp., Senior Notes	3.900%	10/1/27	420,000	402,054
EQT Corp., Senior Notes	5.000%	1/15/29	360,000	356,978
Exxon Mobil Corp., Senior Notes	2.992%	3/19/25	1,870,000	1,832,265
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	1,700,000	1,685,020
Kinder Morgan Inc., Senior Notes	4.300%	6/1/25	1,790,000	1,769,070
MPLX LP, Senior Notes	4.000%	2/15/25	3,040,000	2,995,984
Occidental Petroleum Corp., Senior Notes	3.200%	8/15/26	2,150,000	2,033,739
ONEOK Inc., Senior Notes	5.550%	11/1/26	480,000	488,563
ONEOK Inc., Senior Notes	5.650%	11/1/28	420,000	435,109
ONEOK Inc., Senior Notes	5.800%	11/1/30	30,000	31,207
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	850,000	857,167
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	1,210,000	869,625	(a)
Pioneer Natural Resources Co., Senior Notes	1.125%	1/15/26	2,480,000	2,303,172
QazaqGaz NC JSC, Senior Notes	4.375%	9/26/27	1,590,000	1,528,635	(a)
Schlumberger Holdings Corp., Senior Notes	3.900%	5/17/28	500,000	485,852	(a)
Shell International Finance BV, Senior Notes	2.875%	5/10/26	2,220,000	2,141,251
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	1,530,000	1,603,002
Western Midstream Operating LP, Senior Notes	3.100%	2/1/25	2,010,000	1,957,312
Western Midstream Operating LP, Senior Notes	3.950%	6/1/25	170,000	165,897
Western Midstream Operating LP, Senior Notes	4.750%	8/15/28	60,000	58,624
Western Midstream Operating LP, Senior Notes	6.350%	1/15/29	20,000	20,901
Williams Cos. Inc., Senior Notes	4.300%	3/4/24	1,300,000	1,296,906
Total Energy				47,758,229
Financials — 20.2%
Banks — 13.5%
Banco Santander SA, Senior Notes	2.746%	5/28/25	2,800,000	2,703,946

See Notes to Financial Statements.

14	Western Asset Short-Term Bond Fund 2023 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Banco Santander SA, Senior Notes (4.175% to 3/24/27 then 1 year Treasury Constant Maturity Rate + 2.000%)	4.175%	3/24/28	$1,000,000	$963,166	(b)
Bank of America Corp., Senior Notes (1.319% to 6/19/25 then SOFR + 1.150%)	1.319%	6/19/26	7,330,000	6,902,927	(b)
Bank of America Corp., Senior Notes (3.458% to 3/15/24 then 3 mo. Term SOFR + 1.232%)	3.458%	3/15/25	70,000	69,677	(b)
Bank of America Corp., Senior Notes (3.841% to 4/25/24 then SOFR + 1.110%)	3.841%	4/25/25	1,490,000	1,480,667	(b)
Bank of America NA, Senior Notes	5.650%	8/18/25	1,820,000	1,843,226
Bank of Montreal, Senior Notes	3.300%	2/5/24	10,000	9,973
Bank of Montreal, Senior Notes	2.500%	6/28/24	1,490,000	1,468,546
Bank of Nova Scotia, Senior Notes	3.450%	4/11/25	930,000	910,617
Bank of Nova Scotia, Senior Notes	1.300%	6/11/25	1,080,000	1,024,266
Bank of Nova Scotia, Senior Notes	1.050%	3/2/26	650,000	599,251
BNP Paribas SA, Senior Notes	3.375%	1/9/25	2,110,000	2,067,122	(a)
BNP Paribas SA, Senior Notes (2.219% to 6/9/25 then SOFR + 2.074%)	2.219%	6/9/26	970,000	926,468	(a)(b)
BNP Paribas SA, Senior Notes (5.125% to 1/13/28 then 1 year Treasury Constant Maturity Rate + 1.450%)	5.125%	1/13/29	700,000	705,447	(a)(b)
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. Term SOFR + 4.167%)	5.950%	5/15/25	540,000	529,231	(b)(c)
Citigroup Inc., Senior Notes (3.106% to 4/8/25 then SOFR + 2.842%)	3.106%	4/8/26	2,040,000	1,983,678	(b)
Citigroup Inc., Senior Notes (3.290% to 3/17/25 then SOFR + 1.528%)	3.290%	3/17/26	1,510,000	1,470,796	(b)
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	2,450,000	2,420,795
Cooperatieve Rabobank UA, Senior Notes (1.339% to 6/24/25 then 1 year Treasury Constant Maturity Rate + 1.000%)	1.339%	6/24/26	2,830,000	2,669,472	(a)(b)
Credit Agricole SA, Senior Notes (1.247% to 1/26/26 then SOFR + 0.892%)	1.247%	1/26/27	2,030,000	1,870,087	(a)(b)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	770,000	769,839	(a)
Danske Bank A/S, Senior Notes (3.773% to 3/28/24 then 1 year Treasury Constant Maturity Rate + 1.450%)	3.773%	3/28/25	3,680,000	3,661,479	(a)(b)
HSBC Holdings PLC, Senior Notes (0.976% to 5/24/24 then SOFR + 0.708%)	0.976%	5/24/25	3,460,000	3,390,639	(b)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2023 Annual Report	15

Schedule of investments (cont’d)

December 31, 2023

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
HSBC Holdings PLC, Senior Notes (3.803% to 3/11/24 then 3 mo. Term SOFR + 1.473%)	3.803%	3/11/25	$750,000	$747,028	(b)
ING Groep NV, Senior Notes (4.017% to 3/28/27 then SOFR + 1.830%)	4.017%	3/28/28	1,290,000	1,251,960	(b)
Intesa Sanpaolo SpA, Senior Notes	3.250%	9/23/24	430,000	422,298	(a)
JPMorgan Chase & Co., Senior Notes (2.083% to 4/22/25 then SOFR + 1.850%)	2.083%	4/22/26	7,460,000	7,148,050	(b)
JPMorgan Chase & Co., Senior Notes (3.220% to 3/1/24 then 3 mo. Term SOFR + 1.417%)	3.220%	3/1/25	920,000	916,329	(b)
JPMorgan Chase & Co., Senior Notes (3.845% to 6/14/24 then SOFR + 0.980%)	3.845%	6/14/25	1,220,000	1,210,477	(b)
Lloyds Banking Group PLC, Senior Notes (3.870% to 7/9/24 then 1 year Treasury Constant Maturity Rate + 3.500%)	3.870%	7/9/25	3,160,000	3,130,768	(b)
Mitsubishi UFJ Financial Group Inc., Senior Notes	1.412%	7/17/25	640,000	604,099
Mitsubishi UFJ Financial Group Inc., Senior Notes (3.837% to 4/17/25 then 1 year Treasury Constant Maturity Rate + 1.125%)	3.837%	4/17/26	270,000	264,893	(b)
NatWest Group PLC, Senior Notes (4.269% to 3/22/24 then 3 mo. USD LIBOR + 1.762%)	4.269%	3/22/25	1,770,000	1,764,010	(b)
Nordea Bank Abp, Senior Notes	0.625%	5/24/24	1,050,000	1,030,520	(a)
PNC Financial Services Group Inc., Senior Notes	3.500%	1/23/24	30,000	29,958
PNC Financial Services Group Inc., Senior Notes (5.812% to 6/12/25 then SOFR + 1.322%)	5.812%	6/12/26	1,050,000	1,056,944	(b)
Royal Bank of Canada, Senior Notes	3.375%	4/14/25	2,830,000	2,774,486
Royal Bank of Canada, Senior Notes	1.150%	6/10/25	1,060,000	1,005,372
Royal Bank of Canada, Senior Notes (SOFR + 0.360%)	5.740%	7/29/24	1,450,000	1,448,877	(b)
Swedbank AB, Senior Notes	3.356%	4/4/25	3,960,000	3,879,195	(a)
Toronto-Dominion Bank, Senior Notes	5.523%	7/17/28	1,400,000	1,442,392
Truist Financial Corp., Senior Notes (6.047% to 6/8/26 then SOFR + 2.050%)	6.047%	6/8/27	420,000	427,608	(b)
US Bancorp, Senior Notes	3.375%	2/5/24	25,000	24,942
US Bancorp, Senior Notes (2.215% to 1/27/27 then SOFR + 0.730%)	2.215%	1/27/28	250,000	229,858	(b)
US Bancorp, Senior Notes (5.775% to 6/12/28 then SOFR + 2.020%)	5.775%	6/12/29	450,000	462,628	(b)
Wells Fargo & Co., Senior Notes	3.750%	1/24/24	1,780,000	1,777,673

See Notes to Financial Statements.

16	Western Asset Short-Term Bond Fund 2023 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Wells Fargo & Co., Senior Notes (2.188% to 4/30/25 then SOFR + 2.000%)	2.188%	4/30/26	$4,550,000	$4,363,036	(b)
Wells Fargo & Co., Senior Notes (3.908% to 4/25/25 then SOFR + 1.320%)	3.908%	4/25/26	3,070,000	3,011,092	(b)
Total Banks				80,865,808
Capital Markets — 4.8%
Bank of New York Mellon Corp., Senior Notes	1.600%	4/24/25	440,000	422,626
Bank of New York Mellon Corp., Senior Notes (3.992% to 6/13/27 then SOFR + 1.151%)	3.992%	6/13/28	900,000	878,346	(b)
Charles Schwab Corp., Senior Notes	0.750%	3/18/24	1,800,000	1,781,730
Charles Schwab Corp., Senior Notes	5.875%	8/24/26	210,000	215,460
Credit Suisse AG, Senior Notes	4.750%	8/9/24	370,000	367,866
Credit Suisse AG, Senior Notes	3.625%	9/9/24	1,140,000	1,124,393
Credit Suisse AG, Senior Notes	2.950%	4/9/25	880,000	853,603
Goldman Sachs Group Inc., Senior Notes	3.625%	2/20/24	2,960,000	2,951,051
Goldman Sachs Group Inc., Senior Notes	3.500%	4/1/25	1,010,000	987,826
Goldman Sachs Group Inc., Senior Notes (3.272% to 9/29/24 then 3 mo. Term SOFR + 1.463%)	3.272%	9/29/25	6,550,000	6,439,984	(b)
Goldman Sachs Group Inc., Senior Notes (4.387% to 6/15/26 then SOFR + 1.510%)	4.387%	6/15/27	720,000	708,818	(b)
Morgan Stanley, Senior Notes (2.188% to 4/28/25 then SOFR + 1.990%)	2.188%	4/28/26	4,380,000	4,209,558	(b)
Morgan Stanley, Senior Notes (3.620% to 4/17/24 then SOFR + 1.160%)	3.620%	4/17/25	3,400,000	3,380,180	(b)
Morgan Stanley Bank NA, Senior Notes	4.754%	4/21/26	380,000	379,874
UBS AG, Senior Notes	0.700%	8/9/24	800,000	778,209	(a)
UBS Group AG, Senior Notes	4.125%	9/24/25	940,000	920,223	(a)
UBS Group AG, Senior Notes (2.193% to 6/5/25 then SOFR + 2.044%)	2.193%	6/5/26	880,000	837,374	(a)(b)
UBS Group AG, Senior Notes (2.593% to 9/11/24 then SOFR + 1.560%)	2.593%	9/11/25	1,240,000	1,213,431	(a)(b)
Total Capital Markets				28,450,552
Financial Services — 1.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	1.650%	10/29/24	2,910,000	2,810,095
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	6.100%	1/15/27	690,000	705,038
Caterpillar Financial Services Corp., Senior Notes	0.450%	5/17/24	1,820,000	1,786,992

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2023 Annual Report	17

Schedule of investments (cont’d)

December 31, 2023

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Financial Services — continued
National Securities Clearing Corp., Senior Notes	0.750%	12/7/25	$1,020,000	$944,921	(a)
PayPal Holdings Inc., Senior Notes	1.650%	6/1/25	2,140,000	2,044,061
USAA Capital Corp., Senior Notes	0.500%	5/1/24	340,000	334,690	(a)
Visa Inc., Senior Notes	3.150%	12/14/25	520,000	507,638
Total Financial Services				9,133,435
Insurance — 0.4%
Great-West Lifeco US Finance 2020 LP, Senior Notes	0.904%	8/12/25	1,630,000	1,523,006	(a)
New York Life Global Funding, Senior Secured Notes	0.950%	6/24/25	940,000	888,119	(a)
Principal Life Global Funding II, Secured Notes	1.250%	6/23/25	60,000	56,813	(a)
Total Insurance				2,467,938
Total Financials				120,917,733
Health Care — 3.7%
Biotechnology — 0.4%
AbbVie Inc., Senior Notes	2.600%	11/21/24	2,440,000	2,384,854
AbbVie Inc., Senior Notes	2.950%	11/21/26	40,000	38,368
Gilead Sciences Inc., Senior Notes	3.700%	4/1/24	30,000	29,861
Total Biotechnology				2,453,083
Health Care Equipment & Supplies — 0.1%
Becton Dickinson & Co., Senior Notes	3.363%	6/6/24	580,000	574,537
Health Care Providers & Services — 2.1%
Centene Corp., Senior Notes	4.250%	12/15/27	30,000	28,929
Cigna Group, Senior Notes	4.125%	11/15/25	2,090,000	2,064,361
CVS Health Corp., Senior Notes	2.625%	8/15/24	2,860,000	2,806,865
CVS Health Corp., Senior Notes	3.875%	7/20/25	2,070,000	2,034,857
CVS Health Corp., Senior Notes	3.000%	8/15/26	1,040,000	994,174
Humana Inc., Senior Notes	4.500%	4/1/25	590,000	585,435
Humana Inc., Senior Notes	5.750%	12/1/28	1,640,000	1,715,392
UnitedHealth Group Inc., Senior Notes	0.550%	5/15/24	160,000	157,143
UnitedHealth Group Inc., Senior Notes	2.375%	8/15/24	460,000	451,950
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	300,000	295,785
UnitedHealth Group Inc., Senior Notes	1.250%	1/15/26	350,000	327,827
UnitedHealth Group Inc., Senior Notes	3.700%	5/15/27	1,150,000	1,126,729
Total Health Care Providers & Services				12,589,447
Pharmaceuticals — 1.1%
Astrazeneca Finance LLC, Senior Notes	0.700%	5/28/24	2,840,000	2,785,723
Bristol-Myers Squibb Co., Senior Notes	2.900%	7/26/24	31,000	30,590

See Notes to Financial Statements.

18	Western Asset Short-Term Bond Fund 2023 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — continued
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	$3,240,000	$3,002,296
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.750%	5/9/27	350,000	335,562
Total Pharmaceuticals				6,154,171
Total Health Care				21,771,238
Industrials — 3.6%
Aerospace & Defense — 1.8%
Avolon Holdings Funding Ltd., Senior Notes	4.250%	4/15/26	1,080,000	1,043,870	(a)
Boeing Co., Senior Notes	1.433%	2/4/24	700,000	697,067
Boeing Co., Senior Notes	4.875%	5/1/25	2,880,000	2,867,996
Boeing Co., Senior Notes	2.196%	2/4/26	1,640,000	1,549,898
General Dynamics Corp., Senior Notes	3.250%	4/1/25	1,340,000	1,313,475
RTX Corp., Senior Notes	5.750%	11/8/26	3,230,000	3,319,929
Total Aerospace & Defense				10,792,235
Building Products — 0.0%††
Carrier Global Corp., Senior Notes	2.242%	2/15/25	62,000	60,125
Commercial Services & Supplies — 0.1%
Republic Services Inc., Senior Notes	2.500%	8/15/24	460,000	451,454
Ground Transportation — 0.2%
Canadian Pacific Railway Co., Senior Notes	1.750%	12/2/26	1,340,000	1,236,615
Industrial Conglomerates — 0.2%
3M Co., Senior Notes	3.250%	2/14/24	1,160,000	1,156,371
Machinery — 0.2%
John Deere Capital Corp., Senior Notes	0.450%	6/7/24	1,110,000	1,086,617
Passenger Airlines — 0.4%
American Airlines Inc., Senior Secured Notes	8.500%	5/15/29	240,000	253,590	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	538,000	387,542	(a)
United Airlines Inc., Senior Secured Notes	4.375%	4/15/26	400,000	390,076	(a)
United Airlines Inc., Senior Secured Notes	4.625%	4/15/29	1,410,000	1,320,155	(a)
Total Passenger Airlines				2,351,363
Trading Companies & Distributors — 0.7%
Air Lease Corp., Senior Notes	0.700%	2/15/24	1,780,000	1,769,086
Air Lease Corp., Senior Notes	1.875%	8/15/26	3,030,000	2,788,699
Air Lease Corp., Senior Notes	5.300%	2/1/28	40,000	40,473
Total Trading Companies & Distributors				4,598,258
Total Industrials				21,733,038

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2023 Annual Report	19

Schedule of investments (cont’d)

December 31, 2023

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Information Technology — 1.3%
Communications Equipment — 0.0%††
CommScope Inc., Senior Secured Notes	4.750%	9/1/29	$40,000	$26,894	(a)
IT Services — 0.2%
International Business Machines Corp., Senior Notes	3.000%	5/15/24	910,000	901,914
Semiconductors & Semiconductor Equipment — 0.6%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.625%	1/15/24	230,000	229,793
Broadcom Inc., Senior Notes	3.150%	11/15/25	230,000	222,856
Intel Corp., Senior Notes	3.700%	7/29/25	1,180,000	1,161,702
Microchip Technology Inc., Senior Notes	0.983%	9/1/24	360,000	348,923
NXP BV/NXP Funding LLC/NXP USA Inc., Senior Notes	2.700%	5/1/25	46,000	44,370
Texas Instruments Inc., Senior Notes	1.375%	3/12/25	540,000	519,663
TSMC Arizona Corp., Senior Notes	1.750%	10/25/26	1,150,000	1,060,507
Total Semiconductors & Semiconductor Equipment				3,587,814
Software — 0.2%
Oracle Corp., Senior Notes	4.500%	5/6/28	1,300,000	1,300,714
Technology Hardware, Storage & Peripherals — 0.3%
Apple Inc., Senior Notes	1.125%	5/11/25	1,830,000	1,746,454
Total Information Technology				7,563,790
Materials — 1.4%
Chemicals — 0.4%
MEGlobal BV, Senior Notes	4.250%	11/3/26	1,720,000	1,665,707	(a)
Orbia Advance Corp. SAB de CV, Senior Notes	1.875%	5/11/26	320,000	293,992	(a)
Total Chemicals				1,959,699
Metals & Mining — 0.5%
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	350,000	348,770	(a)
Glencore Funding LLC, Senior Notes	4.625%	4/29/24	840,000	836,565	(a)
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	660,000	676,777
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	751,000	820,226
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	440,000	425,590
Total Metals & Mining				3,107,928
Paper & Forest Products — 0.5%
Inversiones CMPC SA, Senior Notes	4.375%	4/4/27	1,540,000	1,495,341	(a)
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	590,000	595,864	(a)
Suzano International Finance BV, Senior Notes	5.500%	1/17/27	870,000	881,528
Total Paper & Forest Products				2,972,733
Total Materials				8,040,360

See Notes to Financial Statements.

20	Western Asset Short-Term Bond Fund 2023 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Utilities — 1.5%
Electric Utilities — 1.5%
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	5.200%	10/1/28	$1,570,000	$1,621,023
NextEra Energy Capital Holdings Inc., Senior Notes	5.749%	9/1/25	420,000	424,139
Pacific Gas and Electric Co., First Mortgage Bonds	4.950%	6/8/25	1,190,000	1,183,104
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Notes	5.450%	5/21/28	2,012,000	2,045,952	(a)
Southern California Edison Co., First Mortgage Bonds	0.975%	8/1/24	1,050,000	1,022,915
Southern California Edison Co., First Mortgage Bonds	5.650%	10/1/28	2,720,000	2,837,313
Total Utilities				9,134,446
Total Corporate Bonds & Notes (Cost — $312,811,101)				305,257,410
U.S. Government & Agency Obligations — 14.3%
U.S. Government Agencies — 0.2%
Federal National Mortgage Association (FNMA), Notes	0.375%	8/25/25	1,010,000	944,418
U.S. Government Obligations — 14.1%
Federal Farm Credit Banks Funding Corp., Bonds	3.375%	8/26/24	830,000	821,978
U.S. Treasury Notes	5.125%	10/31/25	20,560,000	20,796,922
U.S. Treasury Notes	4.625%	11/15/26	150,000	152,391
U.S. Treasury Notes	4.125%	10/31/27	4,210,000	4,236,971
U.S. Treasury Notes	3.500%	1/31/28	12,820,000	12,619,437
U.S. Treasury Notes	4.000%	2/29/28	2,670,000	2,679,230
U.S. Treasury Notes	3.625%	4/30/28	38,430,000	37,824,277
U.S. Treasury Notes	3.625%	5/31/28	4,850,000	4,799,321
U.S. Treasury Notes	4.875%	10/31/28	360,000	375,863
Total U.S. Government Obligations				84,306,390
Total U.S. Government & Agency Obligations (Cost — $85,950,929)				85,250,808
Collateralized Mortgage Obligations (d) — 11.5%
Alternative Loan Trust, 2005-56 4A1 (1 mo. Term SOFR + 0.734%)	6.090%	11/25/35	61,089	55,015	(b)
AREIT Trust, 2021-CRE5 A (1 mo. Term SOFR + 1.194%)	6.553%	11/17/38	657,763	643,852	(a)(b)
BANK, 2017-BNK9 ASB	3.470%	11/15/54	1,029,758	996,212
BANK, 2022-BNK39 XA, IO	0.423%	2/15/55	60,625,535	1,623,806	(b)
BANK, 2022-BNK40 A4	3.393%	3/15/64	470,000	419,942	(b)
BANK, 2023-BNK45 A5	5.203%	2/15/56	1,590,000	1,610,657

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2023 Annual Report	21

Schedule of investments (cont’d)

December 31, 2023

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (d) — continued
Bear Stearns ALT-A Trust, 2007-1 1A1 (1 mo. Term SOFR + 0.434%)	5.790%	1/25/47	$76,872	$62,712	(b)
Benchmark Mortgage Trust, 2021-B31 A5	2.669%	12/15/54	1,320,000	1,112,886
BPR Trust, 2021-TY C (1 mo. Term SOFR + 1.814%)	7.176%	9/15/38	990,000	944,959	(a)(b)
BX Commercial Mortgage Trust, 2021-XL2 J (1 mo. Term SOFR + 4.004%)	9.366%	10/15/38	774,111	738,998	(a)(b)
BX Commercial Mortgage Trust, 2022-AHP A (1 mo. Term SOFR + 0.990%)	6.352%	1/17/39	1,270,000	1,247,533	(a)(b)
BX Commercial Mortgage Trust, 2023-VLT2 A (1 mo. Term SOFR + 2.281%)	7.643%	6/15/40	1,970,000	1,975,881	(a)(b)
BX Mortgage Trust, 2021-PAC A (1 mo. Term SOFR + 0.804%)	6.166%	10/15/36	330,000	323,403	(a)(b)
BX Trust, 2019-OC11 A	3.202%	12/9/41	680,000	601,580	(a)
BX Trust, 2021-ARIA G (1 mo. Term SOFR + 3.257%)	8.619%	10/15/36	990,000	930,264	(a)(b)
BX Trust, 2021-BXMF A (1 mo. Term SOFR + 0.750%)	6.112%	10/15/26	1,539,083	1,511,564	(a)(b)
BX Trust, 2021-SDMF F (1 mo. Term SOFR + 2.051%)	7.413%	9/15/34	1,122,266	1,046,377	(a)(b)
BX Trust, 2022-CLS A	5.760%	10/13/27	1,630,000	1,633,408	(a)
BX Trust, 2022-IND A (1 mo. Term SOFR + 1.491%)	6.853%	4/15/37	606,838	603,050	(a)(b)
BX Trust, 2022-LBA6 A (1 mo. Term SOFR + 1.000%)	6.362%	1/15/39	1,290,000	1,269,974	(a)(b)
BX Trust, 2023-LIFE A	5.045%	2/15/28	1,270,000	1,242,180	(a)
CD Mortgage Trust, 2016-CD2 A4	3.526%	11/10/49	960,000	892,251	(b)
CFK Trust, 2020-MF2 F	3.458%	3/15/39	1,270,000	779,610	(a)(b)
Chase Mortgage Finance Trust, 2007-A1 2A3	5.256%	2/25/37	5,623	5,241	(b)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2004-3A A2 (1 mo. Term SOFR + 0.414%)	5.770%	8/25/35	1,083	1,016	(a)(b)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2004-4A A2 (1 mo. Term SOFR + 0.404%)	6.050%	10/25/35	9,240	8,523	(a)(b)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2005-1A A2 (1 mo. Term SOFR + 0.314%)	5.670%	1/25/36	2,178	1,946	(a)(b)
Citigroup Commercial Mortgage Trust, 2013-375P A	3.251%	5/10/35	312,237	294,971	(a)

See Notes to Financial Statements.

22	Western Asset Short-Term Bond Fund 2023 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (d) — continued
Citigroup Commercial Mortgage Trust, 2017-B1 A4	3.458%	8/15/50	$930,000	$870,459
Citigroup Mortgage Loan Trust, 2007-AR4 2A1A	4.524%	3/25/37	18,401	18,205	(b)
Countrywide Home Loans Reperforming REMIC Trust, 2006-R2 AF1 (1 mo. Term SOFR + 0.534%)	5.890%	7/25/36	71,041	65,249	(a)(b)
CRSO Trust, 2023-BRND A	7.121%	7/10/40	1,280,000	1,335,254	(a)
CSMC Trust, 2019-UVIL A	3.160%	12/15/41	1,730,000	1,529,284	(a)
DSLA Mortgage Loan Trust, 2005-AR1 2A1A (1 mo. Term SOFR + 0.614%)	5.970%	2/19/45	10,252	10,049	(b)
Ellington Financial Mortgage Trust, 2021-2 A1	0.931%	6/25/66	433,385	347,371	(a)(b)
Ellington Financial Mortgage Trust, 2022-1 A1	2.206%	1/25/67	1,070,864	903,595	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 2525 AM	4.500%	4/15/32	48,893	48,139
Federal Home Loan Mortgage Corp. (FHLMC)
REMIC, 5200 KQ, PAC	3.000%	9/25/49	78,663	71,939
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA1 M2 (30 Day Average SOFR + 1.800%)	7.137%	1/25/51	153,413	154,403	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA3 M1A (30 Day Average SOFR + 2.000%)	7.337%	4/25/42	299,938	302,785	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA3 M1B (30 Day Average SOFR + 2.900%)	8.237%	4/25/42	590,000	606,983	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2018-1 M	4.750%	5/25/57	576,215	536,459	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2019-1 M	4.750%	7/25/58	1,040,000	953,573	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-2 M	4.250%	11/25/59	950,000	849,603	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2019-R07 1M2 (30 Day Average SOFR + 2.214%)	7.552%	10/25/39	2,756	2,756	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2020-R01 1M2 (30 Day Average SOFR + 2.164%)	7.502%	1/25/40	99,834	101,202	(a)(b)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2023 Annual Report	23

Schedule of investments (cont’d)

December 31, 2023

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (d) — continued
Federal National Mortgage Association (FNMA) — CAS, 2022-R04 1M2 (30 Day Average SOFR + 3.100%)	8.437%	3/25/42	$540,000	$558,221	(a)(b)
Federal National Mortgage Association (FNMA) ACES, 2019-M19 A2	2.560%	9/25/29	193,556	176,664
Federal National Mortgage Association (FNMA) ACES, 2019-M28 AV	2.232%	2/25/27	42,925	40,686
Federal National Mortgage Association (FNMA) REMIC, 2018-74 AB	3.500%	10/25/48	162,893	151,665
Federal National Mortgage Association (FNMA) REMIC, 2022-57 BC	4.000%	9/25/52	87,460	84,151
Freddie Mac Structured Pass-Through Certificates, T-51 1A	6.500%	9/25/43	38,755	39,362	(b)
Government National Mortgage Association (GNMA), 2010-H02 FA (1 mo. Term SOFR + 0.794%)	6.142%	2/20/60	15,409	15,332	(b)
Government National Mortgage Association (GNMA), 2010-H03 FA (1 mo. Term SOFR + 0.664%)	6.012%	3/20/60	119,039	118,662	(b)
Government National Mortgage Association (GNMA), 2010-H10 FB (1 mo. Term SOFR + 1.114%)	6.462%	5/20/60	223,069	223,692	(b)
Government National Mortgage Association (GNMA), 2010-H20 AF (1 mo. Term SOFR + 0.444%)	5.767%	10/20/60	387,391	385,126	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF (1 mo. Term SOFR + 0.464%)	5.787%	8/20/58	285,727	284,199	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF (1 mo. Term SOFR + 0.564%)	5.887%	11/20/60	425,921	424,469	(b)
Government National Mortgage Association (GNMA), 2011-H03 FA (1 mo. Term SOFR + 0.614%)	5.937%	1/20/61	38,117	37,974	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB (1 mo. Term SOFR + 0.614%)	5.937%	12/20/60	67,485	67,211	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA (1 mo. Term SOFR + 0.564%)	5.887%	2/20/61	83,796	83,414	(b)

See Notes to Financial Statements.

24	Western Asset Short-Term Bond Fund 2023 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (d) — continued
Government National Mortgage Association (GNMA), 2011-H07 FA (1 mo. Term SOFR + 0.614%)	5.937%	2/20/61	$36,303	$36,133	(b)
Government National Mortgage Association (GNMA), 2011-H19 FA (1 mo. Term SOFR + 0.584%)	5.907%	8/20/61	152,170	151,530	(b)
Government National Mortgage Association (GNMA), 2012-H21 FA (1 mo. Term SOFR + 0.614%)	5.937%	7/20/62	1,535,733	1,529,069	(b)
Government National Mortgage Association (GNMA), 2012-H23 SA (1 mo. Term SOFR + 0.644%)	5.967%	10/20/62	86,480	86,238	(b)
Government National Mortgage Association (GNMA), 2012-H23 WA (1 mo. Term SOFR + 0.634%)	5.957%	10/20/62	49,032	48,842	(b)
Government National Mortgage Association (GNMA), 2013-H02 FD (1 mo. Term SOFR + 0.454%)	5.777%	12/20/62	472,326	469,060	(b)
Government National Mortgage Association (GNMA), 2013-H08 BF (1 mo. Term SOFR + 0.514%)	5.837%	3/20/63	212,150	210,040	(b)
Government National Mortgage Association (GNMA), 2013-H14 FC (1 mo. Term SOFR + 0.584%)	5.907%	6/20/63	41,337	41,148	(b)
Government National Mortgage Association (GNMA), 2013-H14 FD (1 mo. Term SOFR + 0.584%)	5.907%	6/20/63	16,476	16,394	(b)
Government National Mortgage Association (GNMA), 2013-H14 FG (1 mo. Term SOFR + 0.584%)	5.907%	5/20/63	19,033	18,942	(b)
Government National Mortgage Association (GNMA), 2018-168 PA, PAC	4.000%	8/20/48	127,212	121,293
Government National Mortgage Association (GNMA), 2019-18 TP, PAC	3.500%	2/20/49	90,612	83,206
Government National Mortgage Association (GNMA), 2021-8 AQ	5.000%	1/20/51	73,155	74,558
Government National Mortgage Association (GNMA), 2021-29 AG	5.000%	2/20/51	73,334	73,121
Government National Mortgage Association (GNMA), 2021-H03 FA (30 Day Average SOFR + 0.380%)	5.788%	4/20/70	1,845,448	1,806,587	(b)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2023 Annual Report	25

Schedule of investments (cont’d)

December 31, 2023

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (d) — continued
Government National Mortgage Association (GNMA), 2021-H16 FG (30 Day Average SOFR + 0.300%)	5.638%	9/20/71	$2,208,886	$2,159,225	(b)
Government National Mortgage Association (GNMA), 2022-H08 FA (30 Day Average SOFR + 0.750%)	5.270%	4/20/72	2,399,178	2,332,650	(b)
GS Mortgage Securities Corp. Trust, 2021-IP A (1 mo. Term SOFR + 1.064%)	6.426%	10/15/36	990,000	956,069	(a)(b)
Hawaii Hotel Trust, 2019-MAUI F (1 mo. Term SOFR + 2.797%)	8.159%	5/15/38	1,000,000	964,619	(a)(b)
IMPAC CMB Trust, 2007-A A (1 mo. Term SOFR + 0.614%)	5.970%	5/25/37	35,775	33,547	(a)(b)
IMPAC Secured Assets Corp., 2006-3 A7 (1 mo. Term SOFR + 0.654%)	6.010%	11/25/36	712,209	589,028	(b)
IndyMac INDX Mortgage Loan Trust, 2004-AR14 2A1A (1 mo. Term SOFR + 0.834%)	6.190%	1/25/35	43,428	30,678	(b)
JPMDB Commercial Mortgage Securities Trust, 2017-C7 A5	3.409%	10/15/50	893,000	828,588
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFX	4.688%	1/16/37	1,350,000	594,575	(a)(b)
JPMorgan Resecuritization Trust, 2009-10 7A2	9.296%	2/26/37	1,652,061	683,814	(a)(b)
Luminent Mortgage Trust, 2006-7 2A2 (1 mo. Term SOFR + 0.554%)	5.910%	12/25/36	17,034	17,577	(b)
Med Trust, 2021-MDLN E (1 mo. Term SOFR + 3.264%)	8.626%	11/15/38	975,319	950,497	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2003-A2 2M1	5.060%	3/25/33	33,642	27,651	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	4.918%	2/25/34	5,870	5,376	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A2	4.918%	2/25/34	249,929	228,862	(b)
MHC Commercial Mortgage Trust, 2021-MHC A (1 mo. Term SOFR + 0.915%)	6.277%	4/15/38	747,218	739,953	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2016-C32 ASB	3.514%	12/15/49	163,435	158,357
Morgan Stanley Capital I Trust, 2017-ASHF A (1 mo. Term SOFR + 1.147%)	6.509%	11/15/34	285,906	283,588	(a)(b)
Morgan Stanley Capital I Trust, 2018-H4 XA, IO	0.812%	12/15/51	22,566,489	735,097	(b)
MSC Trust, 2021-ILP A (1 mo. Term SOFR + 0.892%)	6.254%	11/15/36	1,654,529	1,623,095	(a)(b)

See Notes to Financial Statements.

26	Western Asset Short-Term Bond Fund 2023 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (d) — continued
New Residential Mortgage Loan Trust, 2017-2A B2	4.750%	3/25/57	$288,910	$271,867	(a)(b)
New Residential Mortgage Loan Trust, 2017-4A A1	4.000%	5/25/57	114,885	108,914	(a)(b)
New Residential Mortgage Loan Trust, 2022- NQM2 A1	3.079%	3/27/62	1,161,592	1,062,977	(a)(b)
OBX Trust, 2022-NQM1 A1	2.305%	11/25/61	993,692	856,519	(a)(b)
OPG Trust, 2021-PORT A (1 mo. Term SOFR + 0.598%)	5.960%	10/15/36	869,026	849,680	(a)(b)
Radnor RE Ltd., 2021-1 M1C (30 Day Average SOFR + 2.700%)	8.037%	12/27/33	1,320,000	1,339,214	(a)(b)
RAMP Trust, 2004-SL4 A5	7.500%	7/25/32	3,657	1,523
Residential Accredit Loans Inc., 2007-QS7 1A7 (1 mo. Term SOFR + 0.664%, 6.000% floor)	6.000%	5/25/37	455,300	328,937	(b)
Sequoia Mortgage Trust, 2003-2 A2 (6 mo. Term SOFR + 1.108%)	6.483%	6/20/33	59,884	57,294	(b)
SFO Commercial Mortgage Trust, 2021-555 D (1 mo. Term SOFR + 2.514%)	7.876%	5/15/38	920,000	760,485	(a)(b)
SG Residential Mortgage Trust, 2022-1 A1	3.166%	3/27/62	1,299,255	1,175,804	(a)(b)
SREIT Trust, 2021-MFP A (1 mo. Term SOFR + 0.845%)	6.207%	11/15/38	1,578,824	1,554,098	(a)(b)
SREIT Trust, 2021-MFP2 A (1 mo. Term SOFR + 0.936%)	6.298%	11/15/36	1,450,000	1,430,929	(a)(b)
SREIT Trust, 2021-PALM A (1 mo. Term SOFR + 0.704%)	6.066%	10/15/34	1,650,000	1,614,348	(a)(b)
Structured Adjustable Rate Mortgage Loan Trust, 2004-2 4A1	5.806%	3/25/34	41,068	38,729	(b)
Structured Adjustable Rate Mortgage Loan Trust, 2005-4 1A1	4.797%	3/25/35	69,399	57,673	(b)
Structured Adjustable Rate Mortgage Loan Trust, 2005-12 3A1	5.683%	6/25/35	5,102	4,599	(b)
Structured Asset Securities Corp., 2005-RF3 2A	4.061%	6/25/35	86,449	76,141	(a)(b)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 2002-3 B2	6.500%	3/25/32	263,166	305,419	(b)
Towd Point Mortgage Trust, 2015-2 1B3	3.676%	11/25/60	900,000	770,890	(a)(b)
Towd Point Mortgage Trust, 2019-4 B1B	3.500%	10/25/59	910,000	685,731	(a)(b)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	5.373%	8/20/35	2,779	2,656	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2003-AR5 A7	4.821%	6/25/33	13,234	13,132	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR4 A5	3.927%	4/25/35	8,880	8,514	(b)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2023 Annual Report	27

Schedule of investments (cont’d)

December 31, 2023

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (d) — continued
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR19 A1B2 (1 mo. Term SOFR + 0.934%)	6.290%	12/25/45	$18,141	$17,715	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR13 2A (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 1.500%)	6.512%	10/25/46	339,292	303,830	(b)
WMRK Commercial Mortgage Trust, 2022- WMRK A (1 mo. Term SOFR + 2.789%)	8.151%	11/15/27	2,070,000	2,074,847	(a)(b)
Total Collateralized Mortgage Obligations (Cost — $73,302,272)				68,457,419
Asset-Backed Securities — 10.5%
ABFC Trust, 2002-WF2 A2 (1 mo. Term SOFR + 1.239%)	6.595%	5/25/32	9,394	9,348	(b)
ABFC Trust, 2003-OPT1 A3 (1 mo. Term SOFR + 0.794%)	6.150%	4/25/33	470,117	456,018	(b)
ABFC Trust, 2004-OPT2 M1 (1 mo. Term SOFR + 0.939%)	6.295%	8/25/33	54	54	(b)
Allegro CLO Ltd., 2014-1RA A1 (3 mo. Term SOFR + 1.342%)	6.754%	10/21/28	491,691	491,882	(a)(b)
Avis Budget Rental Car Funding AESOP LLC, 2020-2A A	2.020%	2/20/27	940,000	877,800	(a)
Avis Budget Rental Car Funding AESOP LLC, 2021-1A A	1.380%	8/20/27	1,230,000	1,120,164	(a)
Avis Budget Rental Car Funding AESOP LLC, 2021-1A C	2.130%	8/20/27	980,000	877,430	(a)
Barings Private Credit Corp. CLO Ltd., 2023-1A A1 (3 mo. Term SOFR + 2.400%)	7.807%	7/15/31	1,130,000	1,130,024	(a)(b)
Battery Park CLO Ltd., 2022-1A A1 (3 mo. Term SOFR + 2.210%)	7.626%	10/20/35	1,150,000	1,154,515	(a)(b)
BCRED MML CLO LLC, 2021-1A A (3 mo. Term SOFR + 1.742%)	7.135%	1/15/35	1,050,000	1,045,725	(a)(b)
BDS Ltd., 2021-FL10 D (1 mo. Term SOFR + 2.964%)	8.323%	12/16/36	1,320,000	1,265,114	(a)(b)
Bravo Mortgage Asset Trust, 2006-1A M1 (1 mo. Term SOFR + 0.714%)	6.070%	7/25/36	660,752	580,862	(a)(b)
Carlyle Global Market Strategies CLO Ltd., 2014-3RA A1A (3 mo. Term SOFR + 1.312%)	6.699%	7/27/31	355,426	355,192	(a)(b)
CarVal CLO Ltd., 2023-1A A1 (3 mo. Term SOFR + 2.200%)	7.616%	1/20/35	520,000	522,131	(a)(b)
CBAM Ltd., 2017-1A A1 (3 mo. Term SOFR + 1.512%)	6.927%	7/20/30	264,244	264,270	(a)(b)
CCG Receivables Trust, 2021-2 A2	0.540%	3/14/29	787,841	764,922	(a)

See Notes to Financial Statements.

28	Western Asset Short-Term Bond Fund 2023 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Cedar Funding CLO Ltd., 2016-5A AFRR	1.937%	7/17/31	$1,700,000	$1,614,249	(a)
Countrywide Asset-Backed Certificates Trust, 2002-S3 M1	4.800%	5/25/32	1,280	938	(b)
Dryden CLO Ltd., 2019-80A BR (3 mo. Term SOFR + 1.750%)	7.153%	1/17/33	1,710,000	1,691,397	(a)(b)
Ent Auto Receivables Trust, 2023-1A A4	6.260%	11/15/29	640,000	656,897	(a)
Enterprise Fleet Financing LLC, 2022-3 A2	4.380%	7/20/29	865,713	856,423	(a)
Enterprise Fleet Financing LLC, 2023-1 A2	5.510%	1/22/29	1,561,444	1,563,605	(a)
Ford Credit Auto Owner Trust, 2023-1 A	4.850%	8/15/35	2,000,000	2,008,540	(a)
Foundation Finance Trust, 2021-1A A	1.270%	5/15/41	291,264	260,670	(a)
Galaxy CLO Ltd., 2018-26A A (3 mo. Term SOFR + 1.462%)	6.833%	11/22/31	450,000	450,703	(a)(b)
GECU Auto Receivables Trust, 2023-1A A3	5.630%	8/15/28	1,530,000	1,542,653	(a)
GoldenTree Loan Opportunities Ltd., 2014-9A AR2 (3 mo. Term SOFR + 1.372%)	6.762%	10/29/29	206,732	206,986	(a)(b)
GoldenTree Loan Opportunities Ltd., 2014-9A BR2 (3 mo. Term SOFR + 1.862%)	7.252%	10/29/29	1,080,000	1,082,841	(a)(b)
Golub Capital Partners CLO Ltd., 2015-25A AR (3 mo. Term SOFR + 1.642%)	7.034%	5/5/30	824,230	825,901	(a)(b)
Golub Capital Partners CLO Ltd., 2018-36A B (3 mo. Term SOFR + 1.912%)	7.304%	2/5/31	500,000	498,523	(a)(b)
Greystone CRE Notes Ltd., 2021-FL3 A (1 mo. Term SOFR + 1.134%)	6.496%	7/15/39	1,030,000	1,022,411	(a)(b)
Grippen Park CLO Ltd., 2017-1A A (3 mo. Term SOFR + 1.522%)	6.937%	1/20/30	636,801	637,789	(a)(b)
Grippen Park CLO Ltd., 2017-1A C (3 mo. Term SOFR + 2.562%)	7.977%	1/20/30	750,000	750,903	(a)(b)
Halsey Point CLO Ltd., 2019-1A A1A1 (3 mo. Term SOFR + 1.612%)	7.027%	1/20/33	610,000	609,580	(a)(b)
Hertz Vehicle Financing LLC, 2021-1A A	1.210%	12/26/25	1,250,000	1,207,120	(a)
Hertz Vehicle Financing LP, 2021-2A A	1.680%	12/27/27	530,000	480,708	(a)
Hildene Community Funding CDO Ltd., 2015-1A ARR	2.600%	11/1/35	1,314,188	1,099,346	(a)
Home Equity Asset Trust, 2005-6 M5 (1 mo. Term SOFR + 1.059%)	6.415%	12/25/35	380,000	352,530	(b)
JPMorgan Mortgage Acquisition Trust, 2007- CH2 MV2 (1 mo. Term SOFR + 0.414%)	5.770%	1/25/37	420,000	405,834	(b)
KREF Ltd., 2022-FL3 A (1 mo. Term SOFR + 1.450%)	6.806%	2/17/39	1,600,000	1,566,657	(a)(b)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2023 Annual Report	29

Schedule of investments (cont’d)

December 31, 2023

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Magnetite Ltd., 2015-14RA A2 (3 mo. Term SOFR + 1.382%)	6.777%	10/18/31	$730,000	$728,331	(a)(b)
MASTR Specialized Loan Trust, 2006-3 A (1 mo. Term SOFR + 0.634%)	5.990%	6/25/46	30,027	28,812	(a)(b)
MF1 Ltd., 2021-FL7 A (1 mo. Term SOFR + 1.194%)	6.553%	10/16/36	1,051,017	1,043,616	(a)(b)
Myers Park CLO Ltd., 2018-1A B1 (3 mo. Term SOFR + 1.862%)	7.277%	10/20/30	250,000	250,429	(a)(b)
Navient Private Education Refi Loan Trust, 2022-BA A	4.160%	10/15/70	901,725	862,324	(a)
Navient Student Loan Trust, 2016-6A A3 (30 Day Average SOFR + 1.414%)	6.752%	3/25/66	1,751,229	1,759,952	(a)(b)
Navient Student Loan Trust, 2021-1A A1B (30 Day Average SOFR + 0.714%)	6.052%	12/26/69	616,689	606,931	(a)(b)
Nelnet Student Loan Trust, 2014-6A A (30 Day Average SOFR + 0.764%)	6.102%	11/25/52	222,154	219,566	(a)(b)
Nelnet Student Loan Trust, 2021-A A2 (1 mo. Term SOFR + 1.144%)	6.502%	4/20/62	1,310,000	1,288,627	(a)(b)
Nelnet Student Loan Trust, 2021-A APT1	1.360%	4/20/62	507,643	459,956	(a)
Neuberger Berman Loan Advisers CLO Ltd., 2018-29A A1 (3 mo. Term SOFR + 1.392%)	6.788%	10/19/31	250,000	250,314	(a)(b)
Neuberger Berman Loan Advisers CLO Ltd., 2021-40A A (3 mo. Term SOFR + 1.322%)	6.715%	4/16/33	600,000	599,816	(a)(b)
Ocean Trails CLO, 2019-7A AR (3 mo. Term SOFR + 1.272%)	6.674%	4/17/30	1,203,303	1,201,171	(a)(b)
Ocean Trails CLO, 2020-10A AR (3 mo. Term SOFR + 1.482%)	6.875%	10/15/34	500,000	498,147	(a)(b)
Ocean Trails CLO Ltd., 2023-14A A1 (3 mo. Term SOFR + 2.000%)	7.416%	1/20/35	670,000	672,117	(a)(b)
Octagon Investment Partners Ltd., 2018-1A A1A (3 mo. Term SOFR + 1.322%)	6.737%	1/20/31	2,374,852	2,377,580	(a)(b)
OHA Loan Funding Ltd., 2013-2A AR (3 mo. Term SOFR + 1.302%)	6.680%	5/23/31	237,205	237,326	(a)(b)
Option One Mortgage Loan Trust, 2007-FXD1 1A1	5.866%	1/25/37	405,117	330,730
Option One Mortgage Loan Trust, 2007-FXD1 2A1	5.866%	1/25/37	364,232	305,746
Owl Rock CLO LLC, 2019-1A A (3 mo. Term SOFR + 2.062%)	7.429%	5/20/31	466,450	466,450	(a)(b)
Parliament Funding Ltd., 2020-1A AR (3 mo. Term SOFR + 1.512%)	6.927%	10/20/31	1,640,826	1,634,716	(a)(b)

See Notes to Financial Statements.

30	Western Asset Short-Term Bond Fund 2023 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Saxon Asset Securities Trust, 2003-3 M1 (1 mo. Term SOFR + 1.089%)	4.188%	12/25/33	$14,963	$14,462	(b)
SLM Private Credit Student Loan Trust, 2005-A A4 (3 mo. Term SOFR + 0.572%)	5.956%	12/15/38	842,224	817,544	(b)
SLM Private Credit Student Loan Trust, 2006-A A5 (3 mo. Term SOFR + 0.552%)	5.936%	6/15/39	639,633	616,267	(b)
SLM Private Credit Student Loan Trust, 2006-B A5 (3 mo. Term SOFR + 0.532%)	5.916%	12/15/39	355,103	341,372	(b)
SLM Student Loan Trust, 2003-10A A4 (90 Day Average SOFR + 0.931%)	6.283%	12/17/68	649,484	639,364	(a)(b)
SMB Private Education Loan Trust, 2016-C A2A	2.340%	9/15/34	220,267	215,178	(a)
SMB Private Education Loan Trust, 2021-A A2A1 (1 mo. Term SOFR + 0.844%)	6.206%	1/15/53	389,485	383,178	(a)(b)
SMB Private Education Loan Trust, 2021-A A2B	1.590%	1/15/53	416,818	369,902	(a)
SMB Private Education Loan Trust, 2021-A C	2.990%	1/15/53	686,724	584,857	(a)
SMB Private Education Loan Trust, 2023-B A1B (30 Day Average SOFR + 1.800%)	7.138%	10/16/56	2,199,395	2,230,051	(a)(b)
Sonic Capital LLC, 2020-1A A2I	3.845%	1/20/50	87,000	82,315	(a)
Stonepeak ABS, 2021-1A A	2.675%	2/28/33	904,267	825,122	(a)
Stratus CLO Ltd., 2021-3A A (3 mo. Term SOFR + 1.212%)	6.627%	12/29/29	1,017,185	1,012,659	(a)(b)
Stratus Static CLO Ltd., 2022-3A A (3 mo. Term SOFR + 2.150%)	7.566%	10/20/31	601,733	600,991	(a)(b)
Structured Asset Securities Corp., 2004-SC1 A	8.319%	12/25/29	4,503	3,850	(a)(b)
Structured Asset Securities Corp. Mortgage Loan Trust, 2006-GEL4 M1 (1 mo. Term SOFR + 0.684%)	6.040%	10/25/36	283,310	275,798	(a)(b)
Structured Asset Securities Corp. Trust, 2005- SC1 1A2	7.099%	5/25/31	417,535	324,005	(a)(b)
STWD Ltd., 2022-FL3 A (30 Day Average SOFR + 1.350%)	6.688%	11/15/38	250,000	240,905	(a)(b)
Sycamore Tree CLO Ltd., 2023-2A A (3 mo. Term SOFR + 2.330%)	7.746%	4/20/35	1,210,000	1,214,995	(a)(b)
Symphony CLO Ltd., 2016-18A BR (3 mo. Term SOFR + 1.862%)	7.274%	7/23/33	1,040,000	1,033,200	(a)(b)
TRP LLC, 2021-1 A	2.070%	6/19/51	874,634	774,768	(a)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2023 Annual Report	31

Schedule of investments (cont’d)

December 31, 2023

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Voya CLO Ltd., 2015-1A A1R (3 mo. Term SOFR + 1.162%)	6.557%	1/18/29	$208,310	$208,312	(a)(b)
Whitebox CLO Ltd., 2019-1A ANAR (3 mo. Term SOFR + 1.392%)	6.790%	7/24/32	1,940,000	1,938,544	(a)(b)
Total Asset-Backed Securities (Cost — $64,216,783)				62,878,951
Mortgage-Backed Securities — 7.4%
FHLMC — 1.1%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	4/1/33	58,193	56,650
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	6/1/35-11/1/35	3,042,375	2,852,011
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	2/1/51	63,636	54,508
Federal Home Loan Mortgage Corp. (FHLMC)	1.782%	8/1/51	3,758,347	3,376,402	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	7/1/52	451,885	447,814
Federal Home Loan Mortgage Corp. (FHLMC) (1 year Refinitiv USD IBOR Consumer Cash Fallbacks + 1.495%)	5.137%	6/1/43	86,950	88,553	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Gold	7.000%	4/1/32	20,031	20,908
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.000%	2/1/38- 4/1/38	51,276	47,607
Total FHLMC				6,944,453
FNMA — 5.6%
Federal National Mortgage Association (FNMA)	7.000%	2/1/27- 8/1/32	43,710	45,119
Federal National Mortgage Association (FNMA)	2.500%	2/1/35-10/1/51	4,892,029	4,379,190
Federal National Mortgage Association (FNMA)	3.000%	2/1/36- 3/1/40	2,719,289	2,544,812
Federal National Mortgage Association (FNMA)	4.500%	11/1/38	2,489,319	2,472,729
Federal National Mortgage Association (FNMA)	2.000%	7/1/51-11/1/51	349,197	288,660
Federal National Mortgage Association (FNMA)	5.500%	8/1/52	5,247,705	5,281,315
Federal National Mortgage Association (FNMA)	2.000%	1/1/54	2,700,000	2,207,250	(e)
Federal National Mortgage Association (FNMA)	2.500%	1/1/54	5,000,000	4,254,297	(e)
Federal National Mortgage Association (FNMA)	3.000%	1/1/54	3,900,000	3,450,434	(e)
Federal National Mortgage Association (FNMA)	4.000%	1/1/54	3,400,000	3,216,055	(e)
Federal National Mortgage Association (FNMA)	6.000%	1/1/54	600,000	609,281	(e)
Federal National Mortgage Association (FNMA)	6.500%	1/1/54	1,800,000	1,844,789	(e)
Federal National Mortgage Association (FNMA)	4.000%	2/1/56- 6/1/57	338,468	325,687

See Notes to Financial Statements.

32	Western Asset Short-Term Bond Fund 2023 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA) (1 year Treasury Constant Maturity Rate + 2.375%)	6.445%	9/1/37	$347,659	$350,043	(b)
Federal National Mortgage Association (FNMA) (30 Day Average SOFR + 2.120%)	1.924%	11/1/51	2,425,122	2,192,408	(b)
Total FNMA				33,462,069
GNMA — 0.7%
Government National Mortgage Association (GNMA)	6.000%	11/15/28	3,534	3,614
Government National Mortgage Association (GNMA)	6.500%	8/15/34	40,099	41,418
Government National Mortgage Association (GNMA)	7.000%	3/15/36	15,526	16,438
Government National Mortgage Association (GNMA)	3.000%	9/15/42-11/15/42	171,420	155,357
Government National Mortgage Association (GNMA)	3.500%	6/15/48-5/15/50	152,004	143,316
Government National Mortgage Association (GNMA) II	3.500%	6/20/44-10/20/49	85,715	80,878
Government National Mortgage Association (GNMA) II	4.000%	2/20/48-4/20/48	11,374	10,992
Government National Mortgage Association (GNMA) II	5.000%	5/20/48-4/20/49	82,331	82,835
Government National Mortgage Association (GNMA) II	4.500%	8/20/48-9/20/52	376,466	369,886
Government National Mortgage Association (GNMA) II	2.500%	12/20/50-2/20/53	1,569,711	1,372,750
Government National Mortgage Association (GNMA) II	4.000%	1/20/54	1,000,000	954,846	(e)
Government National Mortgage Association (GNMA) II	6.500%	3/20/54	400,000	408,578	(e)
Government National Mortgage Association (GNMA) II (1 mo. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.067%)	6.479%	7/20/60	9,800	9,807	(b)
Government National Mortgage Association (GNMA) II (1 mo. Refinitiv USD IBOR Consumer Cash Fallbacks + 2.145%)	7.551%	8/20/60	274,101	279,477	(b)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2023 Annual Report	33

Schedule of investments (cont’d)

December 31, 2023

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA) II (1 year Treasury Constant Maturity Rate + 1.168%)	6.583%	7/20/60	$14,027	$14,018	(b)
Government National Mortgage Association (GNMA) II (1 year Treasury Constant Maturity Rate + 1.440%)	6.900%	2/20/60	93,402	93,595	(b)
Total GNMA				4,037,805
Total Mortgage-Backed Securities (Cost — $45,571,059)				44,444,327
Senior Loans — 1.1%
Communication Services — 0.4%
Media — 0.4%
Charter Communications Operating LLC, Term Loan B2 (3 mo. Term SOFR + 1.750%)	7.133%	2/1/27	489,770	490,385	(b)(f)(g)
Charter Communications Operating LLC, Term Loan B4 (1 mo. Term SOFR + 2.000%)	7.360%	12/7/30	490,885	490,031	(b)(f)(g)
Nexstar Media Inc., Term Loan B4 (1 mo. Term SOFR + 2.614%)	7.970%	9/18/26	442,828	443,589	(b)(f)(g)
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. Term SOFR + 2.614%)	7.976%	1/31/28	750,000	748,646	(b)(f)(g)
Total Communication Services				2,172,651
Consumer Discretionary — 0.1%
Specialty Retail — 0.1%
Rent-A-Center Inc., Term Loan B2 (3 mo. Term SOFR + 3.678%)	9.119%	2/17/28	698,876	700,186	(b)(f)(g)
Financials — 0.4%
Financial Services — 0.3%
Hudson River Trading LLC, Term Loan (1 mo. Term SOFR + 3.114%)	8.470%	3/20/28	734,887	733,568	(b)(f)(g)
Setanta Aircraft Leasing DAC, Term Loan (1 mo. Term SOFR + 2.262%)	7.610%	11/5/28	750,000	753,229	(b)(f)(g)
VFH Parent LLC, Initial Term Loan (1 mo. Term SOFR + 3.100%)	8.456%	1/13/29	479,722	481,341	(b)(f)(g)
Total Financial Services				1,968,138
Insurance — 0.1%
Asurion LLC, New Term Loan B9 (1 mo. Term SOFR + 3.364%)	8.720%	7/31/27	489,924	487,053	(b)(f)(g)
Total Financials				2,455,191

See Notes to Financial Statements.

34	Western Asset Short-Term Bond Fund 2023 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Industrials — 0.2%
Commercial Services & Supplies — 0.1%
APi Group DE Inc., 2026 Term Loan (1 mo. Term SOFR + 2.364%)	7.720%	10/1/26	$441,572	$442,835	(b)(f)(g)
Ground Transportation — 0.1%
Genesee & Wyoming Inc., Initial Term Loan (3 mo. Term SOFR + 2.100%)	7.448%	12/30/26	734,733	737,312	(b)(f)(g)
Total Industrials				1,180,147
Total Senior Loans (Cost — $6,507,566)				6,508,175
Sovereign Bonds — 0.1%
Supranational — 0.1%
Asian Development Bank, Senior Notes (Cost — $827,073)	1.500%	1/20/27	830,000	768,383

	Expiration Date	Contracts	Notional Amount
Purchased Options — 0.0%††
Exchange-Traded Purchased Options — 0.0%††
3-Month SOFR Futures, Put @ $94.500	3/15/24	242	605,000	3,025
3-Month SOFR Futures, Put @ $94.750	4/12/24	118	295,000	5,900
3-Month SOFR Futures, Put @ $96.000	12/13/24	141	352,500	137,475
U.S. Treasury 5-Year Notes Futures, Call @ $109.000	1/26/24	74	74,000	40,469
Total Purchased Options (Cost — $261,254)				186,869
Total Investments before Short-Term Investments (Cost — $589,448,037)				573,752,342

	Rate		Shares
Short-Term Investments — 5.9%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $35,055,819)	5.295%		35,055,819	35,055,819	(h)(i)
Total Investments — 101.9% (Cost — $624,503,856)				608,808,161
Liabilities in Excess of Other Assets — (1.9)%				(11,398,832)
Total Net Assets — 100.0%				$597,409,329

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2023 Annual Report	35

Schedule of investments (cont’d)

December 31, 2023

Western Asset Short-Term Bond Fund

††	Represents less than 0.1%.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(e)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2023, the Fund held TBA securities with a total cost of $16,431,762.

(f)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(g)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(h)	Rate shown is one-day yield as of the end of the reporting period.

(i)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2023, the total market value of investments in Affiliated Companies was $35,055,819 and the cost was $35,055,819 (Note 8).

Abbreviation(s) used in this schedule:

ACES	—Alternative Credit Enhancement Securities

CAS	—Connecticut Avenue Securities

CDO	—Collateralized Debt Obligation

CLO	—Collateralized Loan Obligation

CMT	—Constant Maturity Treasury

IBOR	—Interbank Offered Rate

IO	—Interest Only

JSC	—Joint Stock Company

LIBOR	—London Interbank Offered Rate

PAC	—Planned Amortization Class

REMIC	—Real Estate Mortgage Investment Conduit

SOFR	—Secured Overnight Financing Rate

USD	—United States Dollar

See Notes to Financial Statements.

36	Western Asset Short-Term Bond Fund 2023 Annual Report

Western Asset Short-Term Bond Fund

At December 31, 2023, the Fund had the following written options contracts:

Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
3-Month SOFR Futures, Call	12/13/24	$97.125	141	$352,500	$(87,244)
3-Month SOFR Futures, Put	12/13/24	95.500	141	352,500	(70,500)
U.S. Treasury 5-Year Notes Futures, Call	1/26/24	110.250	74	74,000	(14,453)
Total Exchange-Traded Written Options (Premiums received — $177,797)					$(172,197)

Abbreviation(s) used in this schedule:

SOFR	— Secured Overnight Financing Rate

At December 31, 2023, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month SOFR	235	3/25	$56,216,782	$56,558,625	$341,843
3-Month SOFR	401	3/26	96,293,921	97,177,338	883,417
U.S. Treasury 2-Year Notes	1,140	3/24	232,325,384	234,742,031	2,416,647
					3,641,907
Contracts to Sell:
3-Month SOFR	52	3/24	12,316,416	12,303,525	12,891
3-Month SOFR	48	6/24	11,348,815	11,401,800	(52,985)
U.S. Treasury 5-Year Notes	398	3/24	42,215,295	43,291,829	(1,076,534)
U.S. Treasury 10-Year Notes	406	3/24	44,331,434	45,833,596	(1,502,162)
U.S. Treasury Long-Term Bonds	27	3/24	3,113,601	3,373,312	(259,711)
U.S. Treasury Ultra Long-Term Bonds	6	3/24	724,021	801,563	(77,542)
					(2,956,043)
Net unrealized appreciation on open futures contracts					$685,864

Abbreviation(s) used in this table:

SOFR	— Secured Overnight Financing Rate

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2023 Annual Report	37

Schedule of investments (cont’d)

December 31, 2023

Western Asset Short-Term Bond Fund

At December 31, 2023, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$185,149,000	1/31/24	5.410%**	Daily U.S. Federal Funds Intraday Effective Rate**	$(10,045)	—	$(10,045)
	25,291,000	9/30/24	Daily SOFR Compound annually	3.500% annually	(282,794)	$5,394	(288,188)
	19,216,000	10/14/24	Daily SOFR Compound annually	2.770% annually	(327,227)	164	(327,391)
	7,993,000	10/14/27	2.600% annually	Daily SOFR Compound annually	290,804	2,613	288,191
	617,000	5/31/28	Daily SOFR Compound annually	3.950% annually	11,101	1,775	9,326
Total	$238,266,000				$(318,161)	$9,946	$(328,107)

†	Percentage shown is an annual percentage rate.

**	One time payment made at termination date.

Reference Index	Reference Rate
Daily SOFR Compound	5.390%
Daily U.S. Federal Funds	5.330%

Abbreviation(s) used in this table:

SOFR	— Secured Overnight Financing Rate

See Notes to Financial Statements.

38	Western Asset Short-Term Bond Fund 2023 Annual Report

Statement of assets and liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost — $589,448,037)	$573,752,342
Investments in affiliated securities, at value (Cost — $35,055,819)	35,055,819
Cash	1,020,562
Interest receivable	4,046,236
Deposits with brokers for open futures contracts and exchange-traded options	1,622,978
Receivable for Fund shares sold	538,162
Deposits with brokers for centrally cleared swap contracts	419,015
Receivable for securities sold	408,922
Receivable from brokers — net variation margin on open futures contracts	170,346
Dividends receivable from affiliated investments	169,779
Principal paydown receivable	68,553
Prepaid expenses	29,128
Total Assets	617,301,842

Liabilities:
Payable for securities purchased	16,835,254
Payable for Fund shares repurchased	2,284,668
Written options, at value (premiums received — $177,797)	172,197
Investment management fee payable	156,230
Distributions payable	43,065
Service and/or distribution fees payable	30,943
Trustees’ fees payable	3,942
Payable to brokers — net variation margin on centrally cleared swap contracts	2,396
Accrued expenses	363,818
Total Liabilities	19,892,513
Total Net Assets	$597,409,329

Net Assets:
Par value (Note 7)	$1,632
Paid-in capital in excess of par value	677,471,854
Total distributable earnings (loss)	(80,064,157)
Total Net Assets	$597,409,329

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2023 Annual Report	39

Statement of assets and liabilities (cont’d)

December 31, 2023

Net Assets:
Class A	$130,892,467
Class C	$3,380,737
Class C1	$502,377
Class R	$110,116
Class I	$170,879,584
Class IS	$291,644,048

Shares Outstanding:
Class A	35,758,627
Class C	924,224
Class C1	137,076
Class R	30,099
Class I	46,675,853
Class IS	79,624,772

Net Asset Value:
Class A (and redemption price)	$3.66
Class C*	$3.66
Class C1 (and redemption price)	$3.66
Class R (and redemption price)	$3.66
Class I (and redemption price)	$3.66
Class IS (and redemption price)	$3.66
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$3.74

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

40	Western Asset Short-Term Bond Fund 2023 Annual Report

Statement of operations

For the Year Ended December 31, 2023

Investment Income:
Interest	$25,917,363
Dividends from affiliated investments	1,381,664
Less: Foreign taxes withheld	(7,835)
Total Investment Income	27,291,192

Expenses:
Investment management fee (Note 2)	2,571,008
Transfer agent fees (Notes 2 and 5)	502,871
Service and/or distribution fees (Notes 2 and 5)	367,061
Registration fees	144,781
Fund accounting fees	75,147
Audit and tax fees	46,742
Legal fees	29,978
Shareholder reports	24,690
Trustees’ fees	17,255
Commitment fees (Note 9)	6,437
Insurance	4,961
Custody fees	100
Miscellaneous expenses	11,071
Total Expenses	3,802,102
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(401,136)
Net Expenses	3,400,966
Net Investment Income	23,890,226

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(8,712,859)
Futures contracts	(4,348,150)
Written options	573,819
Swap contracts	900,746
Net Realized Loss	(11,586,444)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	22,752,175
Futures contracts	726,178
Written options	5,600
Swap contracts	(494,743)
Change in Net Unrealized Appreciation (Depreciation)	22,989,210
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	11,402,766
Increase in Net Assets From Operations	$35,292,992

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2023 Annual Report	41

Statements of changes in net assets

For the Years Ended December 31,	2023	2022

Operations:
Net investment income	$23,890,226	$12,730,898
Net realized loss	(11,586,444)	(11,552,324)
Change in net unrealized appreciation (depreciation)	22,989,210	(36,345,746)
Increase (Decrease) in Net Assets From Operations	35,292,992	(35,167,172)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(27,126,049)	(17,885,826)
Decrease in Net Assets From Distributions to Shareholders	(27,126,049)	(17,885,826)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	231,240,147	577,064,411
Reinvestment of distributions	26,306,431	17,317,590
Cost of shares repurchased	(455,862,995)	(414,250,002)
Increase (Decrease) in Net Assets From Fund Share Transactions	(198,316,417)	180,131,999
Increase (Decrease) in Net Assets	(190,149,474)	127,079,001

Net Assets:
Beginning of year	787,558,803	660,479,802
End of year	$597,409,329	$787,558,803

See Notes to Financial Statements.

42	Western Asset Short-Term Bond Fund 2023 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$3.60	$3.88	$3.96	$3.90	$3.83

Income (loss) from operations:
Net investment income	0.11	0.05	0.03	0.06	0.09
Net realized and unrealized gain (loss)	0.08	(0.25)	(0.05)	0.08	0.08
Total income (loss) from operations	0.19	(0.20)	(0.02)	0.14	0.17

Less distributions from:
Net investment income	(0.13)	(0.08)	(0.06)	(0.08)	(0.10)
Total distributions	(0.13)	(0.08)	(0.06)	(0.08)	(0.10)

Net asset value, end of year	$3.66	$3.60	$3.88	$3.96	$3.90
Total return[2]	4.98%	(5.01)%	(0.55)%	3.72%	4.49%

Net assets, end of year (000s)	$130,892	$127,715	$75,606	$58,248	$53,294

Ratios to average net assets:
Gross expenses	0.74%	0.73%	0.72%	0.73%	0.75%
Net expenses[3,4]	0.70	0.70	0.70	0.72	0.74
Net investment income	3.04	1.49	0.73	1.57	2.36

Portfolio turnover rate[5]	32%	27%	58%	64%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective May 1, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 1, 2021, the expense limitation was 0.80%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 38%, 28%, 62%, 73% and 55% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2023 Annual Report	43

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$3.60	$3.88	$3.95	$3.89	$3.83

Income (loss) from operations:
Net investment income	0.08	0.02	(0.00) [2]	0.03	0.06
Net realized and unrealized gain (loss)	0.08	(0.25)	(0.04)	0.08	0.07
Total income (loss) from operations	0.16	(0.23)	(0.04)	0.11	0.13

Less distributions from:
Net investment income	(0.10)	(0.05)	(0.03)	(0.05)	(0.07)
Total distributions	(0.10)	(0.05)	(0.03)	(0.05)	(0.07)

Net asset value, end of year	$3.66	$3.60	$3.88	$3.95	$3.89
Total return[3]	4.44%	(6.02)%	(1.08)%	2.95%	3.44%

Net assets, end of year (000s)	$3,381	$5,309	$5,035	$6,795	$5,073

Ratios to average net assets:
Gross expenses	1.50%	1.49%	1.49%	1.47%	1.50%
Net expenses[4,5]	1.49	1.48	1.48	1.47	1.50
Net investment income (loss)	2.23	0.60	(0.04)	0.81	1.67

Portfolio turnover rate[6]	32%	27%	58%	64%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 or greater than $(0.005) per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 38%, 28%, 62%, 73% and 55% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

44	Western Asset Short-Term Bond Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$3.61	$3.89	$3.96	$3.90	$3.83

Income (loss) from operations:
Net investment income	0.10	0.04	0.02	0.05	0.09
Net realized and unrealized gain (loss)	0.06	(0.26)	(0.04)	0.08	0.07
Total income (loss) from operations	0.16	(0.22)	(0.02)	0.13	0.16

Less distributions from:
Net investment income	(0.11)	(0.06)	(0.05)	(0.07)	(0.09)
Total distributions	(0.11)	(0.06)	(0.05)	(0.07)	(0.09)

Net asset value, end of year	$3.66	$3.61	$3.89	$3.96	$3.90
Total return[2]	4.64%	(5.29)%	(0.61)%[3]	3.41%	4.28%

Net assets, end of year (000s)	$502	$1,515	$1,768	$3,929	$7,854

Ratios to average net assets:
Gross expenses	1.03%	1.02%	1.02%	1.02%	0.98%
Net expenses[4,5]	1.03	1.01	1.01	1.01	0.97
Net investment income	2.61	1.06	0.46	1.37	2.26

Portfolio turnover rate[6]	32%	27%	58%	64%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes a payment by an affiliate to reimburse for an error. Absent this payment, total return would have been (0.86)% for the year ended December 31, 2021.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 38%, 28%, 62%, 73% and 55% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2023 Annual Report	45

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class R Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$3.60	$3.88	$3.95	$3.90	$3.83

Income (loss) from operations:
Net investment income	0.10	0.04	0.01	0.05	0.08
Net realized and unrealized gain (loss)	0.07	(0.26)	(0.04)	0.07	0.08
Total income (loss) from operations	0.17	(0.22)	(0.03)	0.12	0.16

Less distributions from:
Net investment income	(0.11)	(0.06)	(0.04)	(0.07)	(0.09)
Total distributions	(0.11)	(0.06)	(0.04)	(0.07)	(0.09)

Net asset value, end of year	$3.66	$3.60	$3.88	$3.95	$3.90
Total return[2]	4.85%	(5.64)%	(0.95)%	3.34%	4.12%

Net assets, end of year (000s)	$110	$93	$68	$52	$71

Ratios to average net assets:
Gross expenses	1.26%	1.31%	1.43%	2.14%	1.28%
Net expenses[3,4]	1.10	1.10	1.10	1.09	1.10
Net investment income	2.66	1.06	0.34	1.26	2.11

Portfolio turnover rate[5]	32%	27%	58%	64%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 38%, 28%, 62%, 73% and 55% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

46	Western Asset Short-Term Bond Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$3.61	$3.88	$3.96	$3.90	$3.83

Income (loss) from operations:
Net investment income	0.12	0.06	0.04	0.07	0.10
Net realized and unrealized gain (loss)	0.07	(0.24)	(0.05)	0.08	0.08
Total income (loss) from operations	0.19	(0.18)	(0.01)	0.15	0.18

Less distributions from:
Net investment income	(0.14)	(0.09)	(0.07)	(0.09)	(0.11)
Total distributions	(0.14)	(0.09)	(0.07)	(0.09)	(0.11)

Net asset value, end of year	$3.66	$3.61	$3.88	$3.96	$3.90
Total return[2]	5.27%	(4.75)%	(0.30)%	3.96%	4.74%

Net assets, end of year (millions)	$171	$274	$319	$137	$162

Ratios to average net assets:
Gross expenses	0.53%	0.54%	0.51%	0.51%	0.54%
Net expenses[3,4]	0.42	0.42	0.43	0.49	0.50
Net investment income	3.28	1.67	0.98	1.82	2.64

Portfolio turnover rate[5]	32%	27%	58%	64%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective May 1, 2021 the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.42%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 1,2021, the expense limitation was 0.50%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 38%, 28%, 62%, 73% and 55% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2023 Annual Report	47

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$3.61	$3.88	$3.96	$3.90	$3.83

Income (loss) from operations:
Net investment income	0.12	0.07	0.04	0.07	0.11
Net realized and unrealized gain (loss)	0.07	(0.25)	(0.05)	0.09	0.07
Total income (loss) from operations	0.19	(0.18)	(0.01)	0.16	0.18

Less distributions from:
Net investment income	(0.14)	(0.09)	(0.07)	(0.10)	(0.11)
Total distributions	(0.14)	(0.09)	(0.07)	(0.10)	(0.11)

Net asset value, end of year	$3.66	$3.61	$3.88	$3.96	$3.90
Total return[2]	5.29%	(4.73)%	(0.25)%	4.06%	4.84%

Net assets, end of year (millions)	$292	$378	$259	$641	$541

Ratios to average net assets:
Gross expenses	0.42%	0.42%	0.39%	0.40%	0.41%
Net expenses[3,4]	0.40	0.40	0.38	0.39	0.40
Net investment income	3.32	1.77	1.09	1.88	2.74

Portfolio turnover rate[5]	32%	27%	58%	64%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage , taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.40%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 38%, 28%, 62%, 73% and 55% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

48	Western Asset Short-Term Bond Fund 2023 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short-Term Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services –Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to

Western Asset Short-Term Bond Fund 2023 Annual Report	49

Notes to financial statements (cont’d)

the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

50	Western Asset Short-Term Bond Fund 2023 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$305,257,410	—	$305,257,410
U.S. Government & Agency Obligations	—	85,250,808	—	85,250,808
Collateralized Mortgage Obligations	—	68,457,419	—	68,457,419
Asset-Backed Securities	—	62,878,951	—	62,878,951
Mortgage-Backed Securities	—	44,444,327	—	44,444,327
Senior Loans	—	6,508,175	—	6,508,175
Sovereign Bonds	—	768,383	—	768,383
Purchased Options	$186,869	—	—	186,869
Total Long-Term Investments	186,869	573,565,473	—	573,752,342
Short-Term Investments†	35,055,819	—	—	35,055,819
Total Investments	$35,242,688	$573,565,473	—	$608,808,161
Other Financial Instruments:
Futures Contracts††	$3,654,798	—	—	$3,654,798
Centrally Cleared Interest Rate Swaps††	—	$297,517	—	297,517
Total Other Financial Instruments	$3,654,798	$297,517	—	$3,952,315
Total	$38,897,486	$573,862,990	—	$612,760,476

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options	$172,197	—	—	$172,197
Futures Contracts††	2,968,934	—	—	2,968,934
Centrally Cleared Interest Rate Swaps††	—	$625,624	—	625,624
Total	$3,141,131	$625,624	—	$3,766,755

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Purchased options. The Fund may purchase option contracts generally to gain or reduce exposure to types of investments or market factors or as a means of attempting to enhance returns. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of

Western Asset Short-Term Bond Fund 2023 Annual Report	51

Notes to financial statements (cont’d)

premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. The Fund may write option contracts generally to gain or reduce exposure to types of investments or market factors or as a means of attempting to enhance returns. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

52	Western Asset Short-Term Bond Fund 2023 Annual Report

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2023, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2023, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use

Western Asset Short-Term Bond Fund 2023 Annual Report	53

Notes to financial statements (cont’d)

a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows

54	Western Asset Short-Term Bond Fund 2023 Annual Report

based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of offset against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

Western Asset Short-Term Bond Fund 2023 Annual Report	55

Notes to financial statements (cont’d)

(h) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(j) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(k) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages,

56	Western Asset Short-Term Bond Fund 2023 Annual Report

collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with

Western Asset Short-Term Bond Fund 2023 Annual Report	57

Notes to financial statements (cont’d)

collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2023, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended,

58	Western Asset Short-Term Bond Fund 2023 Annual Report

applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$30,975	$(30,975)

(a)	Reclassifications are due to a taxable overdistribution.

2. Investment management agreement and other transactions with affiliates

Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC (“LMPFA”) prior to November 30, 2023) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s subadvisers. FTFA, Western Asset and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.35% of the Fund’s average daily net assets.

FTFA provides administrative and certain oversight services to the Fund. FTFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset London provides certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, FTFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to Western Asset London to manage.

As a result of expense limitation arrangements between the Fund and FTFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class R, Class I and Class IS shares did not exceed 0.70%, 1.55%, 1.05%, 1.10%, 0.42% and 0.40%, respectively. In addition, the ratio of total annual fund operating

Western Asset Short-Term Bond Fund 2023 Annual Report	59

Notes to financial statements (cont’d)

expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2023, fees waived and/or expenses reimbursed amounted to $401,136, which included an affiliated money market fund waiver of $23,158.

FTFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which FTFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will FTFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2023, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by FTFA and respective dates of expiration as follows:

	Class A	Class R	Class I	Class IS
Expires December 31, 2024	$29,103	$165	$404,109	$49,308
Expires December 31, 2025	46,965	159	264,048	66,806
Total fee waivers/expense reimbursements subject to recapture	$76,068	$324	$668,157	$116,114

For the year ended December 31, 2023, FTFA did not recapture any fees.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Each class of shares of the Fund pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Investor Services charges account-based fees based on the number of individual shareholder accounts, as well as a fixed percentage fee based on the total account-based fees charged. In addition, each class reimburses Investor Services for out of pocket expenses incurred. For the year ended December 31, 2023, the Fund incurred transfer agent fees as reported on the Statement of Operations, of which $78,822 was earned by Investor Services.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with

60	Western Asset Short-Term Bond Fund 2023 Annual Report

current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2023, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

Class A
Sales charges	$27,173
CDSCs	199

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

As of December 31, 2023, Franklin Resources and its affiliates owned 27% of the Fund.

3. Investments

During the year ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$98,449,009	$173,506,389
Sales	284,325,131	151,320,949

At December 31, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$635,221,016	$2,155,305	$(28,568,160)	$(26,412,855)
Written options	(177,797)	16,302	(10,702)	5,600
Futures contracts	—	3,654,798	(2,968,934)	685,864
Swap contracts	9,946	297,517	(625,624)	(328,107)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2023.

ASSET DERIVATIVES[1]
Interest Rate Risk
Purchased options[2]	$186,869
Futures contracts[3]	3,654,798
Centrally cleared swap contracts[4]	297,517
Total	$4,139,184

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Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Written options	$172,197
Futures contracts[3]	2,968,934
Centrally cleared swap contracts[4]	625,624
Total	$3,766,755

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2023. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(875,191)	—	$(875,191)
Futures contracts	(4,348,150)	—	(4,348,150)
Written options	573,819	—	573,819
Swap contracts	567,998	$332,748	900,746
Total	$(4,081,524)	$332,748	$(3,748,776)

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$18,849	—	$18,849
Futures contracts	726,178	—	726,178
Written options	5,600	—	5,600
Swap contracts	(376,919)	$(117,824)	(494,743)
Total	$373,708	$(117,824)	$255,884

62	Western Asset Short-Term Bond Fund 2023 Annual Report

[1]

The change in net unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

During the year ended December 31, 2023, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$ 659,685
Written options	585,056
Futures contracts (to buy)	393,541,330
Futures contracts (to sell)	140,527,183

Average Notional Balance
Interest rate swap contracts	$169,650,769
Credit default swap contracts (buy protection)†	4,585,492
Credit default swap contracts (sell protection)†	10,820,077

†	At December 31, 2023, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1 and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.50% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2023, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$315,494	$ 110,344
Class C	45,770	4,448
Class C1	5,293	1,415
Class R	504	359
Class I	—	316,754
Class IS	—	69,551
Total	$367,061	$502,871

For the year ended December 31, 2023, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$50,921
Class C	145
Class C1	35
Class R	162

Western Asset Short-Term Bond Fund 2023 Annual Report	63

Notes to financial statements (cont’d)

Waivers/Expense Reimbursements
Class I	$271,977
Class IS	77,896
Total	$401,136

6. Distributions to shareholders by class

	Year Ended December 31, 2023	Year Ended December 31, 2022
Net Investment Income:
Class A	$ 4,393,432	$ 2,097,196
Class C	121,973	62,628
Class C1	32,419	27,595
Class R	3,125	1,420
Class I	9,252,943	7,757,565
Class IS	13,322,157	7,939,422
Total	$27,126,049	$17,885,826

7. Shares of beneficial interest

At December 31, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	14,740,542	$53,322,090	27,211,245	$99,673,403
Shares issued on reinvestment	1,199,098	4,337,497	565,667	2,063,381
Shares repurchased	(15,615,068)	(56,516,171)	(11,831,416)	(43,403,813)
Net increase	324,572	$1,143,416	15,945,496	$58,332,971

Class C
Shares sold	350,229	$1,267,272	1,065,054	$3,901,644
Shares issued on reinvestment	33,506	121,130	17,084	62,210
Shares repurchased	(933,886)	(3,373,173)	(906,614)	(3,327,839)
Net increase (decrease)	(550,151)	$(1,984,771)	175,524	$636,015

Class C1
Shares sold	17,981	$65,323	13,221	$49,190
Shares issued on reinvestment	8,701	31,562	7,388	27,076
Shares repurchased	(308,810)	(1,115,038)	(56,038)	(210,657)
Net decrease	(282,128)	$(1,018,153)	(35,429)	$(134,391)

64	Western Asset Short-Term Bond Fund 2023 Annual Report

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class R
Shares sold	6,386	$23,056	10,090	$37,055
Shares issued on reinvestment	862	3,118	389	1,418
Shares repurchased	(3,004)	(10,865)	(2,118)	(7,839)
Net increase	4,244	$15,309	8,361	$30,634

Class I
Shares sold	26,585,031	$96,322,935	50,590,798	$187,557,778
Shares issued on reinvestment	2,382,710	8,624,322	1,995,076	7,307,799
Shares repurchased	(58,405,271)	(210,692,382)	(58,762,460)	(215,470,335)
Net decrease	(29,437,530)	$(105,745,125)	(6,176,586)	$(20,604,758)

Class IS
Shares sold	22,145,598	$80,239,471	77,230,828	$285,845,341
Shares issued on reinvestment	3,643,111	13,188,802	2,150,746	7,855,706
Shares repurchased	(51,102,332)	(184,155,366)	(41,054,657)	(151,829,519)
Net increase (decrease)	(25,313,623)	$(90,727,093)	38,326,917	$141,871,528

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2023. The following transactions were effected in such company for the year ended December 31, 2023.

	Affiliate Value at December 31, 2022	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$23,437,784	$291,274,242	291,274,242	$279,656,207	279,656,207

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2023
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$1,381,664	—	$35,055,819

Western Asset Short-Term Bond Fund 2023 Annual Report	65

Notes to financial statements (cont’d)

9. Redemption facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on January 31, 2025.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended December 31, 2023.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	$27,126,049	$17,885,826

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(53,188,257)
Other book/tax temporary differences(a)	(826,402)
Unrealized appreciation (depreciation)(b)	(26,049,498)
Total distributable earnings (loss) — net	$(80,064,157)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and options contracts, the difference between cash and accrual basis distributions paid and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium on fixed income securities.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further

66	Western Asset Short-Term Bond Fund 2023 Annual Report

amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Western Asset Short-Term Bond Fund 2023 Annual Report	67

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Short-Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Short-Term Bond Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2024

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

68	Western Asset Short-Term Bond Fund 2023 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short-Term Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member of Excellent Education Development (since 2012); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; and formerly, Board Member of Great Public Schools Now (2018 to 2022)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Director (since 2022) and formerly, Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Formerly, Director, Visual Kinematics, Inc. (2018 to 2022)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); Vice President (since 2017), Member of the Executive Board (since 2013) and Member of the International Olympic Committee (since 1986); and President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	None

Western Asset Short-Term Bond Fund	69

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Chairman of the Independent Directors Council (2012 to 2014); ICI Executive Committee (2011 to 2014); and Investment Company Institute (ICI) Board of Governors (2006 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Ecolab Inc. (since 2012); Fomento Economico Mexicano, SAB (since 2011); and Republic Services, Inc. (since 2009)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and formerly, Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); and formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Public Storage (since 2010); Occidental Petroleum Corporation (since 2008); and formerly, California Resources Corporation (2014 to 2021)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (2005 to 2017); and Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)

70	Western Asset Short-Term Bond Fund

Independent Trustees† (cont’d)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); and Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); and Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Director of 23andMe, Inc. (genetics and health care services company) (since 2021); Director of Pacific Mutual Holding Company[5] (since 2016); Ralph M. Parson Foundation (since 2015); Edison International (since 2011); formerly, Member of the Board of Trustees of California State University system (2015 to 2022); and Kaiser Family Foundation (2012 to 2022)
Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Director of Provivi, Inc. (since 2017); and Director of Berkshire Hathaway, Inc. (since 1997)

Western Asset Short-Term Bond Fund	71

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 123 funds associated with FTFA or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)
Number of funds in fund complex overseen by Trustee[3]	123
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of FTFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

72	Western Asset Short-Term Bond Fund

Additional Officers (cont’d)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962

Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974

Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Western Asset Short-Term Bond Fund	73

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); and Senior Vice President of LMFAM (2013 to 2015)

FTFA, referenced above, was formerly known as LMPFA prior to November 30, 2023.

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the non-Microsoft investments of Mr. Gates and the all of investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from FTFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.

74	Western Asset Short-Term Bond Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2023:

	Pursuant to:		Amount Reported
Qualified Net Interest Income (QII)	§	871(k)(1)(C)	$15,966,199
Section 163(j) Interest Earned	§	163(j)	$24,331,039

Western Asset Short-Term Bond Fund	75

Western Asset

Short-Term Bond Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

*	Formerly known as Legg Mason Partners Fund Advisor, LLC.

Investment manager

Franklin Templeton Fund Adviser, LLC*

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered

public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Short-Term Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short-Term Bond Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short-Term Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans

Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD0834 2/24 SR24-4810

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial expert,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial expert. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit-Related Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2022 and December 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $124,686 in December 31, 2022 and $124,686 in December 31, 2023.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2022 and $0 in December 31, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $30,000 in December 31, 2022 and $30,000 in December 31, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in December 31, 2022 and $0 in December 31, 2023.

All Other Fees. There were no other non-audit services rendered by the Auditor to Franklin Templeton Fund Adviser, LLC (“FTFA”), and any entity controlling, controlled by or under common control with FTFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by FTFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, FTFA and any entity controlling, controlled by, or under common control with FTFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $350,359 in December 31, 2022 and $342,635 in December 31, 2023.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM	14. EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 28, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 28, 2024

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 28, 2024